THE TRAVELERS VARIABLE
PRODUCTS FUNDS
SEMI-ANNUAL REPORTS

JUNE 30, 1997

                MANAGED ASSETS TRUST HIGH
                YIELD BOND TRUST
CAPITAL APPRECIATION FUND CASH INCOME
TRUST

                THE TRAVELERS SERIES
TRUST:
                U.S. Government Securities
                Portfolio Social Awareness Stock
                Portfolio Utilities Portfolio


[TRAVELERSLIFE LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183














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SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS
FUNDS ----------------------------------------------------
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Dear Shareholder:



We are pleased to provide the semi-annual report for Managed Assets Trust, High
Yield Bond Trust, Capital Appreciation Fund, Cash Income
Trust and The Travelers
Series Trust (U.S. Government Securities, Social Awareness
Stock and Utilities
Portfolios) for the period ended June 30, 1997. Please note that the commentaries for The Travelers Series Trust begin on page
35 of this report. In
this letter, we briefly discuss general economic and market conditions. In addition, more detailed comparisons showing the growth of a hypothetical $10,000 invested in each Trust or Portfolio since its inception date can be found in this report. A more detailed summary of performance and current holdings for each Trust or Portfolio can be found in the appropriate sections that follow.

ECONOMIC REVIEW AND OUTLOOK

Economic activity in the first quarter of 1997 showed surprising strength as real Gross Domestic Product ("GDP") growth rose well above
5%. Despite the
unexpected strength in the economy and a decline in unemployment to about 5%, reported inflation remained low. However, the stronger
U.S. economy, reflected
in both a tight labor market and a high capacity utilization rate, sparked concerns about rising future inflation and prompted an increasingly vigilant
Federal Reserve Board ("Fed") to raise the federal-funds rate by 25 basis points
(0.25%) on March 25, 1997. (The federal-funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of the direction of interest rates.) Concerns of higher interest rates triggered a correction in both the stock and bond markets at the end of the first quarter of
1997.

The key economic news in the second quarter of 1997 was a distinct slowdown in economic growth and surprisingly low inflation. Both stock and bond market investors drew relief from these developments as the prospects of further Fed tightening receded. Interest rates fell from above 7% to 6.8% by the end of the second quarter of 1997 and the stock market began a furious rally that saw stock prices rise by almost 20%.

The second quarter of 1997 began with a singular focus on the future direction of Fed action. After an increase of 25 basis points in the federal-funds rate in late March on the heels of strong economic growth in the first quarter, it was considered quite likely that rates would rise during the second quarter. The prospect of higher rates created turmoil within the U.S.
capital markets and
stocks, in particular, were hit hard in early April.
Economic data released in
early May provided mounting evidence of a slower economy and low inflation.
Retail sales for April were soft and producer prices showed a dramatic decline of 0.4%. The consensus forecast for second quarter real economic growth has now dropped below 2%.

The inflation trend in recent months has been nothing short of remarkable, especially in light of the low unemployment rate and high capacity utilization rates in the U.S. economy. The consumer price deflator, which is considered to be a better inflation measure than the consumer price index ("CPI"), fell to a
30-year low in May at an annual rate of 1.6%. Gains in average hourly wages, a closely monitored signal of wage inflation, have slowed from 4.1% to 3.5%.
Commodity price indexes are declining, oil prices are falling and the price of gold is now below $320, its lowest level in five years. In other words, inflation just does not appear to be an issue at this point.

The biggest contributing factor in the demise of inflation appears to be the significant gains in productivity achieved over the last few years. It is widely acknowledged that conventional measures of productivity gains are being understated and, under that scenario, lower-than-expected inflation may be explained by higher-than-expected productivity gains.
Several other factors also
suggest that the current disinflationary trend is likely to be both secular and global in nature. These include a high level of disinflation in the growing technology sector, significant government downsizing and severe global competition.

The second quarter rally in the stock and bond markets suggests that investors have reduced their inflation expectations and, consequently, the likelihood of further Fed tightening. In our view, the biggest risk to the presently benign investment climate looms on the economic landscape. A resurgence of economic growth in the second half of the year may prompt the Fed to act yet again on a preemptive basis to choke off inflationary pressures.
Strong retail sales may
well hold the key to a reacceleration in third quarter economic growth. The boost in consumer spending could come from any one of several sources: increased refinancing activity, the wealth effect of a stronger stock market, record levels of consumer confidence and the recent strong growth in real disposable personal income.

While the relatively high real yield levels in the bond market suggests that bond investors still remain wary of an increase in inflation, we think the stock market is clearly vulnerable to such a development.

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FIXED INCOME COMMENTARY

Bond prices also rose higher in the second quarter. The
Lehman Long
Government/Corporate Index performed the best with a gain of 5.5% as interest rates fell below 7%. The yield curve became flatter as the spread between long- and short-term bonds narrowed by 0.20% in the quarter.

Stronger growth with low inflation has been good for bonds as it has reduced government financing needs. Low inflation coupled with a declining budget deficit provides positive support for the bond market.
Going forward, the
bullish case for bonds can be attributed to a reduced budget deficit and the absence of inflation in final goods pricing. While wages may be drifting higher, so are productivity gains due to technological improvements. At the same time, global competition and an 8.5% year-to-date increase in the trade weighted dollar should prevent higher product inflation. Year-over year Producer Price
Index ("PPI") statistics show no signs of price pressures, and CPI has been at a 2.0% to 2.5% rate for the past few years. Additionally, the CPI is generally agreed to be overstated and the government may be in the process of gradually reducing this upward basis.

The key question for the markets will be the pace of growth in the second half of the year and how the bond market and Fed react to it.
We do not believe that
growth necessarily leads to further inflation on the finished goods side. As long as wage growth is offset by productivity increases, higher growth with low unemployment does not have to lead to a rise in inflation.
However there is
still much debate on what the market and the Fed think about the relationship between economic growth and inflation. If growth is above
3%, the market may
still expect higher inflation or the Fed may raise rates on a preemptive basis.

Within the fixed income markets, spreads remain tight and there is a high level of complacency. Within the corporate market, spreads remain compressed between different quality levels and "riskier" borrowers have access to an abundance of capital. This condition is unlikely to change in the near term as good economic growth has reduced the stress on weaker credits. High issues of Collateralized
Bond Obligations ("CBO") have created a new class of buyer for lower quality issues, one that is more concerned with default likelihood rather than relative pricing. Mortgage-backed spreads have tightened as market volatility has been low and prepayments have been within their predicted range. Mortgage spreads are unlikely to widen much as long as government agencies such as Federal National
Mortgage Association ("FNMA") and Federal Home Loan
Mortgage Corporation
("FHLMC") are quick to arbitrage any spread widening.
Corporate spreads are
likely to take their cues from the high yield and equity markets. As long as these remain well bid for, high quality spreads should remain firm.
Historically, October has been a month when spreads have become wider and we would therefore, not be surprised to see some modest pressure on spreads as the fourth quarter begins.

EQUITY COMMENTARY

The U.S. stock market continues to be in one of the strongest bull market runs ever. Stock prices have now doubled over the last two and a half years and almost tripled in the last five years in an ideal investment climate of solid economic growth, low inflation and strong corporate profits growth.

The year 1997 began on a positive note for the stock market. Fueled by strong fourth quarter earnings and robust money flows into mutual funds, the Standard &
Poor's 500 Composite Stock Index ("S&P 500") gained over
7% in January and
February, and continued to move to new highs in early
March. However, as
evidence of unexpectedly robust economic growth came to hand, investors became increasingly concerned about the risk of higher inflation and interest rates.
The Fed raised short-term rates in March, and long-term
Treasury bond yields
moved back over the psychologically important 7% level.

The upward spike in interest rates triggered a sharp sell off in the stock market during the last week of March, erasing most of the market's year-to-date gains. For the entire first quarter, the S&P 500 edged out a 2.7% gain with dividends. Small capitalization issues generally fared worse. During the first three months of 1997, the Russell 2000 Stock Index declined 5.5% in value.

The second quarter of 1997 was the best quarter for the U.S. stock market in over ten years. The stock market rally was broad in nature lifting most stocks and indexes to record high levels. The S&P 500 soared by 17.44% in the second quarter, the Russell 2000 Index rose 16.2% and the Nasdaq
Composite Index
performed even better with a gain of 18.0%. (The S&P 500 is an unmanaged capitalization-weighted index of 500 widely held common stocks. The Russell 2000
Index is made up of 2,000 smaller-capitalized U.S.-based companies whose common stocks trade on either the New York, American or Nasdaq stock exchanges. The
Nasdaq Composite Index is a capitalization-weighted index of all stocks which trade on Nasdaq.)

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As noted, the stock market got off to a rocky start in
April as the effects of
the Fed rate hike from late March rippled through the capital markets. The S&P
500 sold off a low of 733 and the Dow Jones Industrial
Average retreated to
almost 6300 on April 14, 1997, as investors focused on the likelihood of higher rates. The investor mood swing to optimism was triggered by the release of solid first quarter earnings in April and the market rally began in real earnest when inflation reports in early May showed a significant decline in producer and consumer prices.

First quarter 1997 corporate earnings were again ahead of expectations. The final tally on the earnings scorecard showed that 54% of all companies reported earnings in excess of expectations while 31% of companies disappointed relative to the consensus. The preponderance of positive earnings surprises continues a trend which now extends to 17 consecutive quarters and is unprecedented in terms of duration or magnitude. Moreover, the agreement on a balanced budget in
Washington and the prospects of a lower capital gains tax added further fuel to the stock market rally in the middle of the quarter. The flood of liquidity into the market continued unabated in the second quarter and put more buying pressure on stocks.

There are no indications right now to suggest that earnings are at any great risk in the near term. The earnings preannouncement season at the end of the quarter, when companies typically confess to upcoming earnings shortfalls, was uneventful and early second quarter earnings seem to be quite strong.

There are no visible signs on the horizon that inflation is likely to flare up in the near future. The employment cost index and hourly wage gains are likely to be the most closely monitored gauges of expected inflation. We believe the biggest risk on the interest rate front lies in a stronger than-expected economy in the second half. In fact, the Fed may be inclined to respond to strong economic data even before it begins to affect inflation measures.

We remain cautious on the U.S. stock market. With all the good news already reflected in stock prices, the stock market has virtually no margin for error.
We suspect that any unpleasant surprise will be enough provocation to trigger a correction. The market will focus on earnings or interest rates for any negative developments but any wild card surprise such as an oil price shock could mean trouble. The positive long-term trends toward low inflation and lower interest rates should, however, contain the downside in the stock market and limit any correction to the traditional 10% to 15% range from prior highs.

Foreign stock markets also enjoyed a strong second quarter with the Morgan
Stanley Capital International Europe Australia Far East index ("MSCI EAFE") rising by 13.0% in U.S. dollar terms. (The MSCI EAFE Index consists of the equity total returns for Europe, Australia, New Zealand and the Far East.) The bull market in global stocks also saw the Latin America index advance by 22.5% in the second quarter while the emerging markets index gained 8.6% in U.S.
dollar terms.

MANAGED ASSETS TRUST

Managed Assets Trust gained 10.9% in the second quarter of 1997 while the 60/40%
S&P 500/Lehman Government/Corporate Index advanced by
11.8%. For the first half
of 1997, Managed Assets Trust enjoyed a total return of 11.82%.

The first half of 1997 provided stock market investors with a glimpse of the
"best of all worlds" scenario, combining solid economic growth, the lowest level of inflation seen in a decade, a balanced budget agreement out of Washington, the promise of lower capital gains taxes, strong corporate earnings growth, merger activity rivaling the late 1980s and an abundance of liquidity.

As a result, the U.S. stock market remains in one of the strongest bull market runs ever. The second quarter, in particular, was the best quarter for the U.S.
stock market in over ten years. Virtually all sectors of the stock market reached new highs in the first half of 1997.

The U.S. bond market also rose higher in the second quarter. The Lehman
Long-Term Bond Index performed the best with a gain of 5.5% as interest rates fell below 7% in the second quarter. The yield curve became flatter as the spread between long-and short-term bonds narrowed by 20 basis points in the quarter.

The dominant theme in the U.S. capital markets in the second quarter was the disappearing act staged by inflation. The remarkable good news on the inflation front finally seemed to get bond investors' attention as the yield on long-term bonds began to move lower. Stock market investors, on the other hand, simply accelerated their frenzied rush into stocks which continues to drive valuations higher.

The stock and bond markets have offered an interesting contrast in terms of their somewhat asymmetrical views on future inflation.
Even with a drop in
interest rates to 6.8% at the end of June, the bond market is still fairly cautious in terms of inflation expectations and future Fed actions. It can well be argued that inflation has been running close to 2% over the last

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several months and yet the bond market has consistently
priced real rates at
fairly high levels. Real federal funds rates have been around 3.3% and real long term rates have been at about 4.7%, levels considerably higher than the historical average. To put these interest rates in perspective, real Fed funds rates peaked at 3.3% during the tightening monetary period in 1987 whereas they have traded at those levels for several months now.

The bond market, therefore, has been unwilling to give ground to inflation and has remained skeptical about the sustainability of this low inflation. The conservative reaction in the bond market leaves it better prepared to deal with an inflation shock or further Fed tightening.

The stock market has been far more enthusiastic in its reaction to low inflation. For that matter, stocks have been quick to impound into prices all the good news on the economic and earnings front as well.
Unlike the bond
market, stock prices have quickly adjusted to good news as soon as it has become available. The resulting high valuation levels in the stock market now leave it vulnerable to any disappointment on either the inflation or earnings front.

As a result of this disparate investor behavior, the stock market has been able to far outperform the bond market over the last 18 months.
The return to risk
reward for stock investors has been even more favorable as stock market volatility has remained unusually low over the same period.

Valuations in the stock market continue to be stretched.
The 12-month forward
P/E multiple on the S&P 500 now stands at 18.4 times which is a record high over the last 25 years. By most valuation measures, we believe the market is between
10% and 15% overvalued.

We remain cautious on the U.S. stock market. With all good news already reflected in stock prices, the stock market has virtually no margin for error.
We suspect that any unpleasant surprise will be enough provocation to trigger a correction. As we discussed earlier, the bond market has refrained from building up a similar level of excess and, therefore, offers better value than stocks at this point. We recommend a small underweight position in U.S. stocks at this point.

HIGH YIELD BOND TRUST

For the six months ended June 30, 1997, the High Yield
Bond Trust had a total
return of 8.13%. The Portfolio began the second quarter of 1997 with a high cash balance comprising roughly 24% of the Portfolio. While the Portfolio performed well in the second quarter of 1997, its high cash position penalized its performance as the high yield bond market rallied. The following issues had a positive impact on the Portfolio's performance: Diamond
Cable, Florist
Transworld, Food 4 Less, ICF Kaiser, Syratech, SFX
Broadcasting and United
International Holdings.

The high yield bond market recovered from its modest return of 1.47% in the first quarter of 1997 to post a solid 4.32% for the second quarter of 1997.
Lower-quality high yield bonds outperformed the BB-sector as the sound economic outlook lifted the riskier credit issues over the near term.

The high yield bond market has continued to rally on strong demand from both new investors and mutual funds. Given the market's strong condition, we have seen a record amount of new high yield bond issuance (more than $60 billion) during the first six months of this year. Moreover, during the past twelve months there has been a meaningful increase in the number of structured transactions incorporating high yield securities that has caused the demand for high yield bonds to rise even more. In the past two years, a number of institutions, particularly insurance companies, have begun to create collateralized bond obligations (CBOs) that use high yield securities as collateral. Given the intense demand on the part of many investors for current yield the past year has resulted in a significant increase in the creation of CBOs. The amount of total capital invested in the high yield bond market has risen to record levels.

CAPITAL APPRECIATION FUND

In the second quarter, stocks registered their best performance since the first quarter of 1987. Large stocks remained the clear market leaders, but smaller companies also performed well, which made for a much healthier overall market.
The S&P 500 gained 17.44% for the quarter. For the six months ended June 30,
1997, the Fund generated a total return of 16.88% versus the 20.6% for the S&P
500 over the same period.

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We continue to enjoy excellent economic conditions, with
little inflation, low
interest rates and increasing productivity. In sum, it is still a very good environment for financial assets. Raw materials as well as labor are plentiful internationally, which brought about deflation in many core commodity prices as the quarter ended -- copper, aluminum, grains and gold all declined significantly -- and continues to restrain inflationary wage pressures. The
Fed's decision not to raise interest rates at both its May and July meetings was a further endorsement of the economy's basic health and stability. Finally, the budget process in Washington, D.C. is providing an encouraging backdrop for financial markets.

This quarter we experienced substantial gains in many of our holdings, despite some lingering cross-currents in technology as the quarter began, when it proved difficult to sort out the prospects for a few large technology positions. In spite of this ebb and flow, we posted good returns with Microsoft Corp. and
Lucent Technologies. Microsoft, the dominant presence in PC and network operating systems, is beginning another upgrade cycle for its NT, Office and
Windows products. Earnings are very consistent, not only due to product demand but also because Microsoft employs conservative accounting methods. Lucent has made a number of changes aimed at producing more consistent revenues and earnings, including restructuring the pay of its sales force, cutting sales and administrative expenses, and joint venturing with Philips
Electronics to sell
Lucent's electronic consumer goods (primarily cellular telephones) under the
Philips name.

Dell Computer also appreciated nicely. Dell is clearly the best operator in the
PC business. Inventory turnover averages only 12 days, and the company has remained focused on the commercial PC market, where demand for new processors and other upgrades is still strong. Dell is also just getting started in the high-margin server market. Dell's operating model is so effective that Compaq
Computer, the largest PC retailer in the industry, recently announced that it wants to copy the Dell model, and tried to purchase
Gateway 2000 in order to
enter the direct order PC business, where Dell has been very successful.

Our drug stocks also produced good returns this quarter.
Warner-Lambert's two
new drugs, Lipitor, which reduces cholesterol, and Rezulin, for diabetes, have been well received. Lipitor, which was introduced approximately six months ago, has already captured 21% of a highly competitive market.
Eli Lilly's Zyprexa,
for the treatment of schizophrenia, and Reopro, which treats cardiovascular disease, are selling well.

Two core growth companies, FNMA and First Data, also appreciated. FNMA is repurchasing stock and continues to post improved earnings despite mediocre loan growth. Credit card transaction processor First Data came under pressure earlier in the year on concerns over a potential slowdown in credit card use. However, these fears were overblown, and the stock gained almost
30%.

Finally, two new holdings, Diamond Offshore Drilling and Delta and Pine Land, were up nicely. Delta and Pine has developed a new insect resistant cotton seed that is just beginning to penetrate the market. Diamond
Offshore is the leading
provider of deep-water drilling equipment. Exploration budgets at the major oil companies are at an all-time high, demand for Diamond
Offshore's products is
excellent and day rates are up. The company's fixed costs are stable, which gives it huge pricing leverage as more equipment goes into the field.

Nike and Texas Instruments were sold at a profit during the quarter. The revenue growth rate slowed at Nike, and DRAM demand declined at Texas Instruments.
Halliburton (energy company) was let go at a loss, due to concerns about the strength of its engineering and construction business.

Going forward, we are still very optimistic about the equity markets. Although valuations are rich in some stocks, healthy earnings prospects and low interest rates should support higher prices. In addition, our Treasury yields also remain high compared to international rates, making them attractive to foreign investors. As long as economic growth is moderate and inflation is low, there should be room for interest rates to come down. If this proves to be the case, financial assets will continue to benefit.

CASH INCOME TRUST

Cash Income Trust seeks to provide shareholders with high current income from short-term money market instruments while emphasizing preservation of capital and maintaining a high degree of liquidity. Cash Income
Trust pursues this
objective by investing in securities maturing in one year or less.

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For the six months ended June 30, 1997, Cash Income Trust
generated an effective
yield of 4.84% and as of June 30, 1997 had an average maturity of 16 days. Cash
Income Trust continues to invest primarily in U.S.
Treasuries and government
agency securities. This investment strategy has provided
Cash Income Trust with
safety, liquidity and stability.

You should be aware that your investment in the Cash
Income Trust is neither
insured nor guaranteed by the U.S. Government. Moreover, no assurance can be given that the Fund will be able to maintain a stable net asset value of $1.00 per share.

In closing, we would like to thank you for your investment in Managed Asset
Trust, High Yield Bond Trust, Capital Appreciation Fund and Cash Income Trust.
We look forward to continuing to help you achieve your financial goals.

Sincerely,

McLendon sig

Heath B. McLendon
Chairman

July 28, 1997

                                        6

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------------------------------
 PERFORMANCE COMPARISON -- MANAGED ASSETS TRUST AS OF
6/30/97 (UNAUDITED)

       AVERAGE ANNUAL TOTAL RETURN -----------------------
   -------------
   Six Months Ended 6/30/97+            11.82%
   Year Ended 6/30/97
21.44%
   Five Years Ended 6/30/97
12.82%
   Ten Years Ended 6/30/97
12.85%
   +Total return is not annualized, as it
    may not be representative of the total
    return for the year.

This chart assumes an initial investment of $10,000 made on June
30, 1987 assuming reinvestment of dividends through June
30, 1997.
The Lehman Government/Corporate Bond Index is a weighted composite of the Lehman Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman
Corporate Bond Index, which is comprised of all public fixedrate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Consumer Price
Index is a
measure of the average change in prices over time in a fixed market basket of goods and services. The Standard & Poor's 500
Index is an
unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

   Measurement                   Lehman
      Period          Managed    Government  Consumer
Standard
 (Fiscal Year       Assets       Bond        Price      &
Poors
  Covered)          Trust       Index       Index     500
Index
Jun-87                 10000       10000       10000
10000
Dec-87                 10620       10274       10165
8259
Dec-88                 10824       11053       10614
9627
Dec-89                 11816       12626       11107
12672
Dec-90                 15021       13673       11785
12279
Dec-91                 15392       15877       12146
16012
Dec-92                 18732       17081       12498
17232
Dec-93                 19695       18966       12842
18964
Dec-94                 21533       18299       13185
19213
Dec-95                 21050       21821       13520
23425
Dec-96                 23938       22453       13968
28801
Jun-97                 26768       23068       14065
34734

----------------------------------------------------------
---------------------

Past performance is not predictive of future performance.
Investment return and
principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and
measure net investment
income and capital gain or loss from portfolio investments
assuming reinvestment
of dividends. The returns do not reflect expenses
associated with the subaccount
such as administrative fees, account charges and surrender
charges which, if
reflected, would reduce the performance shown.
----------------------------------------------------------
---------------------
 PERFORMANCE COMPARISON -- HIGH YIELD BOND TRUST AS OF
6/30/97 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN ------------------
   ---------------------------
   Six Months Ended 6/30/97+               8.13%
   Year Ended 6/30/97
16.25%
   Five Years Ended 6/30/97
11.43%
   Ten Years Ended 6/30/97
9.93%
   +Total return is not annualized, as it may
    not be representative of the total return
    for the year.

This chart assumes an initial investment of $10,000 made on June
30, 1987 assuming reinvestment of dividends through June
30, 1997.
The Lehman Aggregate Bond Index, an unmanaged index, is composed of the Lehman Intermediate Government/Corporate Bond Index and the
Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The First Boston High Yield Index Top Tier is a broad-based market measure of high yield bonds, commonly known as
"junk bonds."

                                        Lehman
 Measurement Period     High Yield     Aggregate
Consumer
(Fiscal Year Covered)   Bond Trust    Bond Index    Price
Index
Jun-87                      10000         10000
10000
Dec-87                      10381         10293
10165
Dec-88                      10346         11105
10614
Dec-89                      11853         12720
11107
Dec-90                      12019         13859
11785
Dec-91                      10922         16077
12146
Dec-92                      13774         17266
12498
Dec-93                      15587         18950
12842
Dec-94                      17771         18397
13185
Dec-95                      17547         21795
13520
Dec-96                      20363         22586
13968
Jun-97                      22019         23205
14065

----------------------------------------------------------
---------------------

Past performance is not predictive of future performance.
Investment return and
principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                        7
<pg$pcn>
----------------------------------------------------------
---------------------
 PERFORMANCE COMPARISON -- CAPITAL APPRECIATION FUND AS OF
6/30/97 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN ------------------
   ---------------------------
   Six Months Ended 6/30/97+              16.88%
   Year Ended 6/30/97
28.25%
   Five Years Ended 6/30/97
21.61%
   Ten Years Ended 6/30/97
16.45%
   + Total return is not annualized, as it may
     not be representative of the total return
     for the year.

This chart assumes an initial investment of $10,000 made on June
30, 1987 assuming reinvestment of dividends through June
30,
  1997. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York
  Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitaled U.S. domiciled companies with less than average growth
  orientation whose common stock is traded in the United
States of
 the New York Stock Exchange, American Stock Exchange and
NASDAQ.
   The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

   Measurement
      Period          Capital     Russell    Consumer
Standard
  (Fiscal Year      Appreciation   2000       Price      &
Poors
  Covered)          Fund        Index       Index     500
Index
Jun-87                 10000       10000       10000
10000
Dec-87                  9720        7395       10165
8259
Dec-88                  8931        9245       10614
9627
Dec-89                  9830       10749       11107
12672
Dec-90                 11374        8655       11785
12279
Dec-91                 10665       12640       12146
16012
Dec-92                 14414       14967       12498
17232
Dec-93                 16951       17792       12842
18964
Dec-94                 19509        7383       13185
19213
Dec-95                 18580        9484       13520
23425
Dec-96                 23828       11048       13968
28801
Jun-97                 27850       12175       14065
34734

----------------------------------------------------------
---------------------

Past performance is not predictive of future performance.
Investment return and
principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                        8
<pg$pcn>
----------------------------------------------------------
---------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)
JUNE 30, 1997

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
COMMON STOCK -- 59.5% ------------------------------------
----------------------------------------------------------
----------
CONSUMER CYCLICALS -- 8.0%
  16,300   Accustaff
Inc.++....................................................
 .. .........   $    386,106
  10,200   American Stores Co.
 ..........................................................
 . 503,625
  16,400   Borders Group,
Inc.++....................................................
 .. ....     395,650
   5,400   Colgate-Palmolive Co.
 .........................................................
352,350
  17,300   Costco Cos., Inc.
 ..........................................................
 .. .              569,278
  10,400   CVS Corp.
 ..........................................................
 .. .........        533,000
   6,100   Eastman Kodak Co.
 ..........................................................
 .. .              468,175
  13,300   Federated Department Stores
Inc.++.............................................
462,175
   7,600   Gannett Co.
 ..........................................................
 .. .......     750,500
   5,200   Gap Inc.
 ..........................................................
 .. ..........        202,150
  14,100   Gillette Co.
 ..........................................................
 .. ......   1,335,975
  10,100   HFS
Inc.++....................................................
 .. ...............        585,800
   4,900   Hilton Hotels Corp.
 ..........................................................
 . 130,156
   9,400   Home Depot Inc.
 ..........................................................
 .. ...     648,013
  16,948   Kimberly-Clark Corp.
 ..........................................................
843,163
  13,200   Lowe's Cos., Inc.
 ..........................................................
 .. .              490,050
   5,400   McDonalds Corp.
 ..........................................................
 .. ...     260,888
  10,400   New York Times Co., Class A
shares.............................................
514,800
   4,600   Nike Inc., Class B
shares....................................................
 .. 268,525
  15,200   Proctor & Gamble Co.
 ..........................................................
2,147,000
   7,400   Sears Roebuck & Co.
 ..........................................................
 . 397,750
  27,500   Stride Rite Corp.
 ..........................................................
 .. .              354,062
  12,500   Tele-Communications
Inc.++....................................................
 . 185,547
  10,000   Time Warner Inc.
 ..........................................................
 .. ..        482,500
  17,800   TJX Cos., Inc.
 ..........................................................
 .. ....     469,475
   2,600   Unilever
NV........................................................
 .. ..........        566,800
  43,000   Wal-Mart Stores, Inc.
 .........................................................
1,453,938
  12,477   Walt Disney Co.
 ..........................................................
 .. ...      1,001,279 ------------------------------------
----------------------------------------------------------
----------

16,758,730 -----------------------------------------------
---------------------------------------------------------
CONSUMER STAPLES -- 4.7%
   9,200   Anheuser-Busch Co.
 ..........................................................
 .. 385,825
   3,800   Campbell Soup Co.
 ..........................................................
 .. .              190,000
  44,800   Coca-Cola Co.
 ..........................................................
 .. .....   3,024,000
  10,900   Conagra Inc.
 ..........................................................
 .. ......     698,963
   7,000   CPC International Inc.
 ........................................................
646,187
  11,700   Dean
Foods.....................................................
 ..
 ..............        472,388
   3,100   Gallaher Group
PLC.......................................................
 .. ....      57,156
   1,300   Kellogg Co.
 ..........................................................
 .. .......     111,313
  29,000   PepsiCo, Inc.
 ..........................................................
 .. .....   1,089,313
  45,800   Philip Morris, Inc.
 ..........................................................
 . 2,032,375
   6,800   Pioneer Hi-Bred
International.............................................
 .. ...     544,000
   9,000   Sara Lee Corp.
 ..........................................................
 .. ....     374,625
   9,200   Whitman Corp.
 ..........................................................
 .. .....     232,875
----------------------------------------------------------
----------------------------------------------

9,859,020 ------------------------------------------------
--------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                        9

<pg$pcn> -------------------------------------------------
------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
ENERGY -- 0.4%
   6,400   Louisiana Land & Exploration Co.
 ..............................................   $
365,600
   4,500   Schlumberger Ltd.
 ..........................................................
 .. .              562,500
----------------------------------------------------------
----------------------------------------------

928,100 --------------------------------------------------
------------------------------------------------------
FINANCE -- 8.1%
   8,265   Allstate Corp.
 ..........................................................
 .. ....     603,345
   4,900   Ambac Inc.
 ..........................................................
 .. ........                 374,238
   9,200   American Express Co.
 ..........................................................
685,400
   8,750   American International Group Inc.
 .............................................
  1,307,031 10,389     Banc One Corp.
 ..........................................................
 .. ....     503,217
  10,400   Bank of Boston
Corp.++...................................................
 .. ....     749,450
   7,100   Bank of New
York......................................................
 .. .......     308,850
  19,000   BankAmerica Corp.
 ..........................................................
 .. .            1,226,688
   3,600   Barnett Banks Inc.
 ..........................................................
 .. 189,000
   8,036   Chase Manhattan Corp.
 .........................................................
779,994
   3,100   Chubb Corp.
 ..........................................................
 .. .......     207,313
   8,400
Citicorp..................................................
 .. ...................      1,012,725
  14,000   Federal Home Loan Mortgage Corp.
 ..............................................
481,250
  20,600   Federal National Mortgage
Association..........................................
898,675
   2,600   First Bank System Inc.
 ........................................................
221,975
   6,000   First Chicago NBD Corp.
 .......................................................
363,000
   2,800   First Union Corp.
 ..........................................................
 .. .              259,000
   5,700   Golden West Financial Corp.
 ...................................................
399,000
   7,200   Hartford Financial Services Group Inc.
 ........................................        595,800
   6,700   Household International Inc.
 ..................................................
786,831
   3,400   J.P. Morgan & Co.
 ..........................................................
 .. .              354,875
  16,800   Mellon Bank Corp.
 ..........................................................
 .. .              758,100
   6,200   Merrill Lynch & Co., Inc.
 .....................................................
369,675
  10,950   Morgan Stanley Dean Witter
Discover............................................
471,534
  12,000   NationsBank Corp.
 ..........................................................
 .. .              774,000
   8,400   Northern Trust Corp.
 ..........................................................
406,613
   6,700   Norwest Corp.
 ..........................................................
 .. .....     376,875
   5,900   PNC Bank Corp.
 ..........................................................
 .. ....     245,587
   7,600   SunAmerica, Inc.
 ..........................................................
 .. ..        370,500
   4,100   SunTrust Banks, Inc.
 ..........................................................
225,756
   1,800   Wells Fargo & Co.
 ..........................................................
 .. .              485,100
----------------------------------------------------------
----------------------------------------------

16,791,397 -----------------------------------------------
---------------------------------------------------------
HEALTHCARE -- 7.2%
   9,100   Abbott
Laboratories..............................................
 .. ............        607,425
   7,000   American Home Products Corp.
 ..................................................
535,500
   4,800   Amgen
Inc.++....................................................
 .. .............        278,850
  25,500   Beverly Enterprises, Inc.
 .....................................................
414,375
   3,300   Boston Scientific Corp.
 .......................................................
202,744
  23,300   Bristol-Myers Squibb Co.
 ......................................................
1,887,300
  12,300   Columbia/HCA Healthcare Corp.
 .................................................
483,544
   6,400   Eli Lilly & Co.
 ..........................................................
 .. ...     699,600
   6,800   Guidant Corp.
 ..........................................................
 .. .....     578,000
   6,500   HBO & Co.
 ..........................................................
 .. .........        447,687

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       10

<pg$pcn>

----------------------------------------------------------
---------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
HEALTHCARE -- 7.2% (CONTINUED)
  29,600   Johnson &
Johnson...................................................
 .. .........   $  1,905,500
   4,500   Medtronic Inc.
 ..........................................................
 .. ....     364,500
  27,200   Merck & Co.
 ..........................................................
 .. .......   2,815,200
  11,700   Pfizer Inc.
 ..........................................................
 .. .......   1,398,150
  12,400   PhyCor, Inc.
 ..........................................................
 .. ......     426,638
  13,800   Schering-Plough Corp.
 .........................................................
660,675
   3,500   United Healthcare Corp.
 .......................................................
182,000
  12,000   U.S. Surgical Corp.
 ..........................................................
 . 447,000
   5,000   Warner-Lambert Co.
 ..........................................................
 .. 621,250 -----------------------------------------------
---------------------------------------------------------

14,955,938 -----------------------------------------------
---------------------------------------------------------
INSURANCE -- 1.1%
   2,700   Aetna Inc.
 ..........................................................
 .. ........                        276,413
   1,400   Cigna
Corp......................................................
 .. .............        248,500
  15,000   Conseco Inc.
 ..........................................................
 .. ......     555,000
   1,800   Lincoln National Corp.
 ........................................................
115,875
   8,600   Marsh & McLennan Cos.,
Inc.....................................................
613,825
   4,000   Transatlantic Holdings, Inc.
 ..................................................
397,000 --------------------------------------------------
------------------------------------------------------

2,206,613 ------------------------------------------------
--------------------------------------------------------
MATERIALS & PROCESSING -- 4.5%
   5,000   Aluminum Co. of
America...................................................
 .. ...     376,875
   6,900   Avery Dennison Corp.
 ..........................................................
276,862
   4,100   Corning Inc.
 ..........................................................
 .. ......     228,062
   7,000   Cummins Engine Co., Inc.
 ......................................................
493,938
   8,800   Cytec Industries Inc.
 .........................................................
328,900
  20,400   E.I. du Pont de Nemours & Co.
 .................................................
1,282,650
   9,600   Ecolab, Inc.
 ..........................................................
 .. ......     458,400
   3,100   Fortune Brands, Inc.
 ..........................................................
115,669
  13,900   Freeport-McMoRan
Copper....................................................
 .. ..        432,638
   4,900   Georgia-Pacific Corp.
 .........................................................
418,338
  18,100   Homestake Mining Co.
 ..........................................................
236,431
  12,100   Masco Corp.
 ..........................................................
 .. .......     505,175
   9,900   McDonnell Douglas Corp.
 .......................................................
678,150
   6,800   Mead Corp.
 ..........................................................
 .. ........                        423,300
  19,700   Monsanto Co.
 ..........................................................
 .. ......     848,331
   4,400   Raytheon Co.
 ..........................................................
 .. ......     224,400
   8,600   United Technologies Corp.
 .....................................................
713,800
  14,700   U.S. Industries, Inc.
 .........................................................
523,688
  11,700   USX-US Steel
Group.....................................................
 .. ......     410,231
   8,800   Waste Management Inc.
 .........................................................
282,700
   3,700   Weyerhauser Co.
 ..........................................................
 .. ...     192,400
----------------------------------------------------------
----------------------------------------------

9,450,938 ------------------------------------------------
--------------------------------------------------------
OIL -- 5.0%
   7,100   Amerada Hess Corp.
 ..........................................................
 .. 394,494
   9,000   Amoco Corp.
 ..........................................................
 .. .......     782,437
   8,100   Ashland Inc.
 ..........................................................
 .. ......     375,638
   4,200   Atlantic Richfield Co.
 ........................................................
296,100

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       11

<pg$pcn> -------------------------------------------------
------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
OIL -- 5.0% (CONTINUED)
  12,000   Baker Hughes Inc.
 ..........................................................
 .. .         $    464,250
  12,000   Chevron Corp.
 ..........................................................
 .. .....     887,250
  38,800   Exxon Corp.
 ..........................................................
 .. .......   2,386,200
  19,600   Mobil Corp.
 ..........................................................
 .. .......   1,369,550
  31,600   Royal Dutch Petroleum Co.
 .....................................................
1,718,250
  10,200   Texaco Inc.
 ..........................................................
 .. .......   1,109,250
  14,200   Unocal Corp.
 ..........................................................
 .. ......     551,138
----------------------------------------------------------
----------------------------------------------

10,334,557 -----------------------------------------------
---------------------------------------------------------
PRODUCER DURABLES -- 5.0%
   5,200   Allied Signal Inc.
 ..........................................................
 .. 436,800
   5,600   Betzdearborn, Inc.
 ..........................................................
 .. 369,600
   6,400   Boeing Co.
 ..........................................................
 .. ........                 339,600
   3,700   Caterpillar Inc.
 ..........................................................
 .. ..        397,288
  10,650   Crane Co.
 ..........................................................
 .. .........        445,303
  11,400   Deere & Co.
 ..........................................................
 .. .......     625,575
   4,500   Dow Chemical Co.
 ..........................................................
 .. ..        392,063
   8,200   Emerson Electric Co.
 ..........................................................
451,512
  62,400   General Electric Co.
 ..........................................................
4,079,400
   6,700   Honeywell Inc.
 ..........................................................
 .. ....     508,362
  12,800   Illinois Tool
Works.....................................................
 .. .....     639,200
   3,680   Lockheed Martin Corp.
 .........................................................
381,110
   7,800   Minnesota Mining & Manufacturing Co.
 ..........................................        795,600
   4,700   Raychem Corp.
 ..........................................................
 .. .....     349,562
  11,900   Westinghouse Electric Corp.
 ...................................................
275,188 --------------------------------------------------
------------------------------------------------------

10,486,163 -----------------------------------------------
---------------------------------------------------------
TECHNOLOGY -- 8.1%
  10,000   Advanced Micro Devices, Inc.
 ..................................................
360,000
   4,625   Andrew Corp.
 ..........................................................
 .. ......     129,789
   3,300   Applied Materials, Inc.
 .......................................................
233,578
   5,700   Automatic Data Processing, Inc.
 ...............................................
267,900
  11,900   Cisco Systems, Inc.
 ..........................................................
 . 799,159
   5,400   Compaq Computer Corp.
 .........................................................
535,950
   6,575   Computer Associates International, Inc.
 .......................................        366,145
   3,300   Dell Computer Corp.
 ..........................................................
 . 387,440
  23,000   Edison
International.............................................
 .. ............        572,125
  11,200   Gateway 2000
Inc.++....................................................
 .. ......     363,300
  18,600   Hewlett Packard Co.
 ..........................................................
 . 1,041,600
  12,600   Intel Corp.
 ..........................................................
 .. .......   1,784,081
  19,000   International Business Machines Corp.
 .........................................      1,713,563
  15,200   Liberty Media, Class A
shares..................................................
361,475
  15,200   LSI Logic Corp.
 ..........................................................
 .. ...     486,400
  11,569   Lucent Technologies Inc.
 ......................................................
833,691
   6,100   McAfee Associates, Inc.
 .......................................................
384,681
  22,200   Microsoft Corp.
 ..........................................................
 .. ...      2,807,606
  13,800   Motorola Inc.
 ..........................................................
 .. .....   1,048,800
  12,000   Oracle Corp.
 ..........................................................
 .. ......     604,125
   5,200
PacifiCorp................................................
 .. ...................     114,400

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       12
<pg$pcn>
----------------------------------------------------------
---------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
TECHNOLOGY -- 8.1% (CONTINUED)
  16,400   Read-Rite Corp.
 ..........................................................
 .. ...   $ 341,838
   4,400   Seagate Technology, Inc.
 ......................................................
154,825
   6,500   Sun Microsystems Inc.
 .........................................................
241,922
   3,200   Texas Instruments Inc.
 ........................................................
269,000
   5,900   3Com Corp.
 ..........................................................
 .. ........                        265,316
   6,200   Xerox Corp.
 ..........................................................
 .. .......     489,025
----------------------------------------------------------
----------------------------------------------

16,957,734 -----------------------------------------------
--------------------------------------------------------
TRANSPORTATION -- 1.7%
   6,300   Burlington Northern Sante
Fe...................................................
566,213
  12,800   Chrysler Corp.
 ..........................................................
 .. ....     420,000
  11,200   Continental Airlines, Inc., Class B
shares.....................................        391,300
  21,100   Ford Motor Co.
 ..........................................................
 .. ....     796,525
  12,900   General Motors Corp.
 ..........................................................
718,369
   7,800   Lear Corp.
 ..........................................................
 .. ........                        346,125
   4,000   Union Pacific Corp.
 ..........................................................
 . 282,000 ------------------------------------------------
--------------------------------------------------------

3,520,532 ------------------------------------------------
--------------------------------------------------------
UTILITIES -- 5.7%
   5,100   AES
Corp.++...................................................
 .. ...............        360,825
  25,900   American Telephone & Telegraph Corp.
 ..........................................        908,119
  10,500   Ameritech Corp.
 ..........................................................
 .. ...     713,344
   9,900   Baltimore Gas & Electric Co.
 ..................................................
264,206
   8,200   Bell Atlantic Corp.
 ..........................................................
 . 622,175
  19,000   Bellsouth Corp.
 ..........................................................
 .. ...     881,120
   9,700   CalEnergy Co.,
Inc.++....................................................
 .. ....     368,600
   7,600   Columbia Gas
System....................................................
 .. ......     495,900
   3,800   Duke Energy Corp.
 ..........................................................
 .. .              182,163
  12,800   Enron Corp.
 ..........................................................
 .. .......     522,400
  10,700   FPL Group Inc.
 ..........................................................
 .. ....     492,869
  15,600   GTE Corp.
 ..........................................................
 .. .........        684,450
   4,900   Houston Industries, Inc.
 ......................................................
105,044
  12,700   MCI Communications Corp.
 ......................................................
486,172
   4,700   Northern Telecom
Ltd.......................................................
 .. ..        427,700
   8,300   Nynex Corp.
 ..........................................................
 .. .......     478,287
   4,100   Pacific
Enterprises...............................................
 .. ...........        137,862
  20,227   SBC Communications, Inc.
 ......................................................
1,251,546
   8,700   Sonat Inc.
 ..........................................................
 .. ........                        445,875
  12,700   Southern Co.
 ..........................................................
 .. ......     277,812
   6,300   Sprint Corp.
 ..........................................................
 .. ......     331,538
  10,000   Texas Utilities Co.
 ..........................................................
 . 344,375
   3,400   US West Communications
Group...................................................
128,138
  29,100   Worldcom Inc.
 ..........................................................
 .. .....                 931,200
----------------------------------------------------------
----------------------------------------------

11,841,720 -----------------------------------------------
---------------------------------------------------------
           TOTAL COMMON STOCK (Cost -
$85,322,071).......................................
124,091,442 ----------------------------------------------
----------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

<pg$pcn> -------------------------------------------------
------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
PREFERRED STOCK -- 2.1% ----------------------------------
----------------------------------------------------------
------------
FINANCIAL -- 0.6%
   4,000   Excel Reality Trust Inc., Convertible
2.125%...................................   $    109,000
   2,000   Finova Finance, Convertible
5.500%.............................................
115,000
       4   Fuji Finance, Convertible
0.250%...............................................
109,444
   8,000   Merry Land & Investment, Convertible
2.150%....................................        217,000
   8,000   National Australia Bank, Convertible
7.875%....................................        223,500
   4,000   St. Paul Capital, Convertible
6.000%...........................................
277,000
   5,000   Tosco Financial Trust, Convertible
5.750%......................................
278,750 --------------------------------------------------
------------------------------------------------------

1,329,694 ------------------------------------------------
--------------------------------------------------------
INDUSTRIAL -- 1.5%
   4,000   Amcor Ltd., Convertible
7.250%.................................................
211,750
  10,000   Calenergy Capital II, Convertible
6.250%+......................................
  567,500 12,000 International
Paper.....................................................
 .. .....     639,000
  10,990   News Corp., Ltd., Convertible
5.000%...........................................
945,140
   9,000   Occidental Petroleum
Corp.+....................................................
525,375
   4,000   Rouse Co.
 ..........................................................
 .. .........          193,000
----------------------------------------------------------
----------------------------------------------

3,081,765 ------------------------------------------------
--------------------------------------------------------
           TOTAL PREFERRED STOCK (Cost -
$4,057,871).....................................
4,411,459 ------------------------------------------------
--------------------------------------------------------

    FACE
   AMOUNT                                       SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
CORPORATE BONDS -- 23.2% ---------------------------------
----------------------------------------------------------
-------------
FINANCIAL -- 2.6%
$    500,000   Great Western Financial, 6.375% due
7/1/00.................................        495,625
   5,000,000   New Plan Reality, 5.950% due
11/2/26.......................................
5,004,500 ------------------------------------------------
--------------------------------------------------------

5,500,125 ------------------------------------------------
--------------------------------------------------------
GOVERNMENT, NATIONAL -- 2.9%
   2,000,000   Canada - Global Bond, 6.375% due
7/21/05...................................      1,971,250
   3,000,000   Panama-IRB, 3.500% due
7/17/14.............................................
2,321,250
   2,000,000   Poland, 6.438% due
10/27/24................................................
1,718,750 ------------------------------------------------
--------------------------------------------------------
6,011,250 ------------------------------------------------
--------------------------------------------------------
INDUSTRIAL -- 10.3%
   2,000,000   Becton Dickinson, 8.800% due
3/1/01........................................
2,130,000
   2,000,000   Cox Communication Inc., 6.875% due
6/15/05.................................      1,970,000
   2,000,000   McDonnell Douglas, 9.750% due
4/1/12.......................................
   2,400,000 3,000,000 McKesson Corp., 6.875% due
3/1/02+.........................................
3,003,750
   4,000,000   Philip Morris, 7.750% due
1/15/27..........................................
3,920,000
   1,000,000   SIGMT, 1993-4b, 5.800% due
3/15/98.........................................
990,560
   2,020,000   Tele-Comm Inc., 9.650% due
10/1/03.........................................
2,184,125
   5,000,000   Xerox Corp., 6.250% due
11/15/26...........................................
4,850,000 ------------------------------------------------
--------------------------------------------------------

21,448,435 -----------------------------------------------
---------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

<pg$pcn> -------------------------------------------------
------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                              MANAGED ASSETS TRUST

    FACE
   AMOUNT                                       SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
OIL -- 0.3%
$    500,000   Apache Corp, 6.000% due
1/15/02............................................   $
592,500 --------------------------------------------------
----------
---------------------------------------------
TELEPHONE -- 3.7%
   5,000,000   Bellsouth Cap Funding, 6.040% due
11/15/26.................................      4,918,750
   3,000,000   Bellsouth Telecom, 7.000% due
12/1/2095....................................
2,850,000 ------------------------------------------------
--------------------------------------------------------

7,768,750 ------------------------------------------------
-------------------------------------------------------
TRANSPORTATION -- 1.9%
   3,000,000   CSX, 6.950% due
5/1/27+...................................................
 . 3,015,000
     880,199   Wilmington Trust, 9.250% due
1/2/07+.......................................
907,582 --------------------------------------------------
------------------------------------------------------

3,922,582 ------------------------------------------------
--------------------------------------------------------
UTILITY - ELECTRIC -- 1.5%
   3,000,000   Tenaga Nasional, 7.200% due
4/29/07........................................
3,071,250 ------------------------------------------------
--------------------------------------------------------
               TOTAL CORPORATE BONDS (Cost -
$47,689,603)................................
48,314,892 -----------------------------------------------
---------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 3.9% ----------------------
----------------------------------------------------------
------------------------
FINANCIAL -- 0.5%
     500,000   Equitable Cos., 6.125% due
12/15/24........................................
686,250
     500,000   USF&G Corp., zero coupon due
3/3/09........................................
358,750 --------------------------------------------------
------------------------------------------------------

1,045,000 ------------------------------------------------
--------------------------------------------------------
GOVERNMENT, NATIONAL -- 0.2%
     500,000   Republic of Italy, 5.000% due
6/28/01......................................
507,500 --------------------------------------------------
------------------------------------------------------
INDUSTRIAL -- 2.9%
   1,400,000   Alza Corp., zero coupon due
7/14/14........................................
624,750
     300,000   Berkshire Hathaway, 1.000% due
12/03/01....................................
     312,750 500,000     CUC International Inc., 3.000%
     due
2/15/02.................................        531,875
     300,000   GVC Corp. Ltd., zero coupon due
5/21/02+...................................        311,625
     580,000   Hilton Hotels Corp. 5.000% due
5/15/06.....................................
     620,600 500,000   Home Depot Inc., 3.250% due
10/1/01........................................
573,750
     300,000   Inco Ltd., 7.750% due
3/15/16..............................................
314,625
     300,000   Indian Petrochemicals, 8.800% due
3/11/02+.................................        317,625
   1,000,000   Marriot International, zero coupon due
3/25/11.............................        616,250
     100,000   Omnicom, zero coupon due
1/3/07............................................
121,625
     400,000   Rouse Co., 5.750% due
7/23/02..............................................
417,000
     300,000   RPM Inc., zero coupon due
9/30/12..........................................
144,750
     500,000   Scholastic Corp., 5.000% due
8/15/05.......................................
406,875
     200,000   Taiwan Semiconductor, zero coupon due
7/3/02+..............................        200,000
     500,000   Trinova Corp., 6.000% due
10/15/02.........................................
521,875 --------------------------------------------------
------------------------------------------------------

6,035,975 ------------------------------------------------
--------------------------------------------------------
UTILITY - ELECTRIC -- 0.3%
     600,000   Potomac Electric Power, 5.000% due
9/1/02..................................        554,250 --
----------------------------------------------------------
--------------------------------------------
               TOTAL CONVERTIBLE CORPORATE BONDS (Cost -
$7,490,037).....................      8,142,725 ----------
----------------------------------------------------------
------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

<pg$pcn> -------------------------------------------------
------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                              MANAGED ASSETS TRUST

    FACE
   AMOUNT                                       SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 3.6% ---------
----------------------------------------------------------
-------------------------------------
$  3,000,000   U.S. Treasury Strip, zero coupon due
5/15/07...............................   $  1,566,660
     387,863   FHLMC, 8.500% due
9/1/02...................................................
397,680
   3,237,993   FNMA, 7.500% due
10/1/25...................................................
3,247,092
     171,320   FNMA, 8.500% due
3/1/05....................................................
177,423
     727,603   GNMA, 7.500% due
12/15/25..................................................
730,332
     193,425   GNMA, 7.500% due
5/15/23...................................................
194,151
     207,731   GNMA, 9.000% due
12/15/16..................................................
219,676
     210,679   GNMA, 9.000% due
11/15/19..................................................
222,794
     207,929   GNMA, 9.500% due
3/15/20...................................................
224,369
     376,019   GNMA, 9.500% due
1/15/20...................................................
405,748 --------------------------------------------------
------------------------------------------------------
               TOTAL U.S. GOVERNMENT AGENCIES AND
OBLIGATIONS
               (Cost -
$7,322,719)...............................................
 .. ......      7,385,925 ---------------------------------
----------------------------------------------------------
-------------
SHORT-TERM U.S. GOVERNMENT INSTRUMENTS -- 0.2%
     350,000   U.S. Treasury Bill, 5.060% due
7/10/97#....................................
      349,556 70,000 U.S. Treasury Bill, 5.070% due
7/10/97#....................................
      69,911 75,000  U.S. Treasury Notes, 5.480% due
8/21/97....................................         74,420
----------------------------------------------------------
----------------------------------------------
               TOTAL SHORT-TERM U.S. GOVERNMENT
               INSTRUMENTS (Cost --
$493,887).................................................
 .. ......        493,887 ---------------------------------
----------------------------------------------------------
-------------

COMMERCIAL PAPER -- 3.8%
   8,000,000   Merrill Lynch & Co., Inc., 5.550% due
7/8/97
(Cost -- $7,991,360)..........      7,991,360 ------------
----------------------------------------------------------
----------------------------------

REPURCHASE AGREEMENT -- 3.7%
   7,611,000   Citibank, 6.000% due 7/1/97; Proceeds at
maturity -- $7,612,266; (Fully
               collateralized by U.S. Treasury Notes;
5.500% due 12/31/00; Market
               value -- $7,766,069) (Cost -
$7,611,000)..................................
7,611,000 ------------------------------------------------
--------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -
$167,978,548*)..........................   $208,442,690 --
----------------------------------------------------------
--------------------------------------------

++ Non-income producing security.
+ Security is exempt from registration under rule 144A of
the Securities Act of
 1933. This security may be sold in transactions that are
exempt from
  registration, normally to qualified institutional
buyers. #      Security segregated by Custodian for open
futures contract
commitments.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

<pg$pcn> -------------------------------------------------
------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                             HIGH YIELD BOND TRUST

  FACE
 AMOUNT    RATINGS
SECURITY                                     VALUE
----------------------------------------------------------
-----------------------------------------------
CORPORATE BONDS AND NOTES -- 90.7% -----------------------
----------------------------------------------------------
-----------------------BROADCASTING -- 2.6%
$500,000    BBB-      TKR Cable One Inc., Debentures,
10.500% due 10/30/07..................   $   549,375 -----
----------------------------------------------------------
------------------------------------------
CONSUMER NON-DURABLES -- 2.5%
  340,000    NR        French Fragrances Inc., Sr. Notes,
10.375% due 5/15/07+...............       351,050
  180,000    B         Syratech Corp., Sr. Notes, 11.000%
                            due
4/15/07........................       193,050 ------------
----------------------------------------------------------
-----------------------------------

544,100 --------------------------------------------------
-------------------------------------------------------
ENERGY -- 8.0%
   150,000    NR        Belden Blake Corp., Sr. Sub.
                        Notes,
9.875% due 6/15/07+...............       150,000
 310,000    B         Energy Corp. of America, Sr. Sub.
Notes, 9.500% due 5/15/07...........       310,000
 100,000    B-        Pacalta Resources Ltd., Sr.
Notes,
10.750% due 6/15/04+...............       101,750
 400,000    B+        Parker Drilling Corp., Sr. Notes,
Series B, 9.750% due 11/15/06+......       418,000
                      Transamerican Energy Corp.:
 200,000    NR        Sr. Secured Notes, 11.500% due
6/15/02+...............................       195,000
400,000    B+        Sr. Secured Discount Notes, step bond
to yield 13.000% due 6/15/02+...       290,000
100,000    BB        Triton Energy Ltd., Sr. Notes, 8.750%
due 4/15/02.....................       101,125
100,000    B+        Wiser Oil Co., Sr. Sub. Notes, 9.500%
due 5/15/07+....................       100,500 -----------
----------------------------------------------------------
------------------------------------

1,666,375 ------------------------------------------------
---------------------------------------------------------
FINANCE -- 2.1%
  400,000    B-        B. F. Saul Real Estate Investment
Trust, Sr. Secured Notes, Series B,
                      11.625% due
4/1/02+...................................................
431,000 --------------------------------------------------
-------------------------------------------------------
FOOD AND DRUG -- 9.9%
  150,000    NR        Archibald Candy Corp., Sr. Secured
Notes, 10.250% due 7/1/04+.........       152,250
  100,000    NR        Arisco Productos Alimenticios SA,
Notes, 10.750% due 5/22/05+.........       102,375
60,000      B         Dominicks Finer Foods, Sr. Sub.
Notes,
Series B, 10.875% due 5/1/05...        66,600
 500,000    B-        Duane Reade Corp., Sr. Notes, Series
B, 12.000% due 9/15/02...........       527,500
 267,032    NR        Food 4 Less Holdings Inc., Sr. Sub.
Debentures, Payment-in-kind,
                      13.625% due
6/15/07...................................................
317,768
100,000    NR        Leiner Health Products Inc., Sr. Sub.
Notes, 9.625% due 7/10/07+......       102,000
 200,000    B         Penn Traffic Co., Sr. Notes, 8.625%
due 12/15/03......................       162,750
 250,000    B-        Pueblo Extra International Inc., Sr.
Notes, 9.500% due 8/1/03.........       242,500
 250,000    NR        Randalls Food Markets Inc., Sr. Sub.
Notes, 9.375% due 7/1/07+........       249,375
  140,000    B+        Shoppers Food Warehouse Corp., Sr.
Notes, 9.750% due 6/15/04+.........       140,350 --------
----------------------------------------------------------
---------------------------------------

2,063,468 ------------------------------------------------
--------------------------------------------------------
FOOD/TOBACCO -- 7.6%
500,000    B+        Americold Corp., 1st Mortgage, Series
B, 11.500% due 3/1/05...........       540,000
250,000    NR        AFC Enterprises Inc., Sr. Sub. Notes,
10.250% due 5/15/07+............       254,375
 240,000    B+        Fresh Delmonte Produce N.V.,
Sr.
Notes, 10.000% due 5/1/03............       246,600
   236,896    NR        FRD Acquisition Co., Sr. Notes,
                          Series
B, 12.500% due 7/15/04.........       252,885
 100,000    NR        North Atlantic Trading Inc., Sr.
Notes, 11.000% due 6/15/04+..........       101,750
 200,000    NR        Windy Hill Pet Food Inc., Sr. Sub.
Notes, 9.750% due 5/15/07+.........       203,500
----------------------------------------------------------
-----------------------------------------------

1,599,110 ------------------------------------------------
---------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

<pg$pcn> -------------------------------------------------
------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                             HIGH YIELD BOND TRUST

  FACE
 AMOUNT    RATINGS
SECURITY                                     VALUE
----------------------------------------------------------
-----------------------------------------------
FOREST PRODUCTS -- 3.5%
$ 50,000    B         Broadway Corp., Sr. Sub. Notes,
10.250% due 4/15/07+..................   $    53,625
 250,000    NR        Indah Kiat Finance Mauritius Ltd.,
Guaranteed Sr. Notes, 10.000% due

7/1/07+...................................................
 .. ..........       249,688
  300,000    B         Silgan Corp., Sr. Sub. Debentures,
9.000% due 6/1/09+.................       303,000
 130,000    B-        Stone Container Corp., Sr. Sub.
Debentures, 12.250% due 4/1/02........       133,575 -----
----------------------------------------------------------
------------------------------------------

739,888 --------------------------------------------------
------------------------------------------------------
GAMING/LEISURE -- 4.1%
  100,000    NR        Colorado Gaming Entertainment Co.,
                            Sr.
Secured Notes, Payment-in-kind,
                      12.000% due
6/1/03....................................................
99,875
  350,000    B+        Hollywood Casino Corp., Guaranteed
                            Sr.
Secured Notes, 12.750% due

11/1/03...................................................
 .. ..........       373,625
 200,000    B         Riddell Sports Inc., Sr. Notes,
10.500% due 7/15/07+..................       205,000
    190,000    BB-       Trump Atlantic City Associates
                          Funding
Inc., 1st Mortgage Notes,
                      11.250% due
5/1/06....................................................
186,200 --------------------------------------------------
-------------------------------------------------------

864,700 --------------------------------------------------
-------------------------------------------------------
HEALTHCARE PRODUCTS -- 0.9%
  180,000    B-        Regency Health Services Inc., Sr.
                           Sub.
Notes, 9.875% due 10/15/02.....       186,300 ------------
----------------------------------------------------------
-----------------------------------
HOUSING -- 5.4%
 130,000    B-        Associated Materials Inc., Sr. Sub.
Notes, 11.500% due 8/15/03........       137,800
   350,000    B+        Greystone Homes Inc., Sr. Notes,
10.750% due 3/1/04...................       379,313
 250,000    B         NVR Inc., Sr. Notes, 11.000% due
4/15/03..............................       268,438
 340,000    NR        Reliant Building Products Inc., Sr.
Sub. Notes, 10.875% due 5/1/04+...       350,200
----------------------------------------------------------
-----------------------------------------------

1,135,751 ------------------------------------------------
--------------------------------------------------------
INFORMATION/TECHNOLOGY -- 0.8%
  160,000    B+        Unisys Corp., Sr. Notes, Series B,
12.000% due 4/15/03................       175,200 --------
----------------------------------------------------------
--------------------------------------MANUFACTURING --
5.1%
 200,000    B         CMI Industries Inc., Sr. Sub. Notes,
9.500% due 10/1/03...............       200,750
  150,000    B-        Roller Bearing Co., Guaranteed Sr.
Sub. Notes, 9.625% due 6/15/07+....       152,250
  50,000    B         Selmer Co. Inc., Sr. Sub. Notes,
11.000% due 5/15/05..................        54,750
 400,000    B-        Terex Corp., Sr. Secured Notes,
13.250% due 5/15/02+..................       449,000
 200,000    B-        Viasystems Inc., Sr. Sub. Notes,
9.750% due 6/1/07+...................       205,000 ------
----------------------------------------------------------
-----------------------------------------

1,061,750 ------------------------------------------------
--------------------------------------------------------
MEDIA/ENTERTAINMENT -- 18.2%
 180,000    B         Affinity Group Inc., Sr. Sub. Notes,
11.500% due 10/15/03.............       193,500
 150,000    BB-       Cobb Theatres Corp., Sr. Secured
Notes, 10.625% due 3/1/03............       164,813
  55,000    B-        Commemorative Brands Inc., Sr. Sub.
Notes, 11.000% due 1/15/07........        57,750
   500,000    B3*       Commodore Media Inc., Sr. Sub.
                         Notes,
7.500% due 5/1/03...............       545,000
350,000    B-        Diamond Cable Communication PLC., Sr.
Discount Notes, step bond to
                    yield   10.500% due
2/15/07+..........................................
208,250
100,000    B         Globolstar LP, Sr. Notes, 11.250% due
6/15/04+........................        94,000
    350,000    B-        Kabelmedia Holdings GMBH, Sr.
                         Discount
Notes, step bond to yield
                      12.840% due
8/1/06....................................................
215,250
 500,000    NR        Live Entertainment Inc., Sr. Sub.
Notes, 12.000% due 3/23/99..........       501,250
400,000    B-        Paxson Communications Corp., Sr. Sub.
Notes, 11.625% due 10/1/02+.....       433,500
  400,000    B-        Pegasus Media Communications Inc.,
Notes, Series B, 12.500% due

7/1/05+...................................................
 .. ..........       441,000
 300,000    B-        Plitt Theaters Inc., Sr. Sub. Notes,
10.875% due 6/15/04..............       313,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

<pg$pcn> -------------------------------------------------
------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                             HIGH YIELD BOND TRUST

  FACE
 AMOUNT    RATINGS
SECURITY                                     VALUE
----------------------------------------------------------
-----------------------------------------------
MEDIA/ENTERTAINMENT -- 18.2% (CONTINUED)
$170,000    NR        PTC International Finance BV, Co.
Guaranteed, step bond to yield
                      10.652% due
7/1/07+...................................................
$   103,275
 200,000    B+        Telewest Communications PLC, Sr.
Discount Debentures, step bond to
                      yield
                      10.751% due
10/1/07...................................................
145,000
 190,000    NR        Sun Media Corp., Sr. Sub. Notes,
9.500% due 5/15/07+..................       192,375
 250,000    B-        United International Holdings Inc.,
Ltd., Sr. Secured Discount Notes,
                      zero coupon
                      to yield 11.320% due
11/15/99.........................................
195,000 --------------------------------------------------
-------------------------------------------------------

3,803,463 ------------------------------------------------
--------------------------------------------------------
METALS/MINERALS -- 1.9%
 100,000    B         Continental Global Group Corp., Sr.
Notes, 11.000% due 4/1/07.........       105,125
  90,000    B-        MMI Products Inc., Sr. Sub. Notes,
11.250% due 4/15/07+...............        96,075
 180,000    B+        Wells Aluminum Corp., Sr. Notes,
10.125% due 6/1/05+..................       186,975 ------
----------------------------------------------------------
-----------------------------------------

388,175 --------------------------------------------------
-------------------------------------------------------
RETAIL -- 3.7%
 500,000    B+        K Mart Corp., Medium Term Notes,
7.900% due 12/14/00..................       487,500
 150,000    B+        Leslies Poolmart Inc., Sr. Notes,
10.375% due 7/15/04+................       154,689
  40,000    CCC       Specialty Foods Inc., Sr. Sub.
Notes,
11.250% due 8/15/03.............        35,200
 100,000    BB-       Specialty Retailers Inc., Sr. Notes,
8.500% due 7/15/05+..............       100,750 ----------
----------------------------------------------------------
-------------------------------------

778,139 --------------------------------------------------
-------------------------------------------------------
SERVICES -- 13.9%
 500,000    NR        Emcor Group Inc., Sub. Notes, Series
C, 11.000% due 12/15/01..........       522,500
  400,000    CCC+      Florists Transworld Delivery Inc.,
                            Sr.
Sub. Notes, Series B,
                      14.000% due
12/15/01..................................................
427,000
 150,000    NR        Hedstrom Corp., Sr. Sub. Notes,
10.000% due 6/1/07+...................       153,000
 150,000    B-        ICF Kaiser International Inc., Sr.
Sub. Notes, 13.000% due 12/31/03...       153,562
   400,000    B         Mail-Well Corp., Sr. Sub.
                       Notes,
10.500% due 2/15/04+.................       424,000
 500,000    Caa*      Sullivan Graphics Inc., Sr.
Sub.
Notes, 12.750% due 8/1/05+...........       519,375
   500,000    B-        U.S. Banknote Corp., Sr. Notes,
                          Series
B, 11.625% due 8/1/02+.........       507,500
  200,000    B-        Williams Scotsman Inc., Sr. Notes,
9.875% due 6/1/07+.................       200,500 --------
----------------------------------------------------------
---------------------------------------

2,907,437 ------------------------------------------------
--------------------------------------------------------
TRANSPORTATION -- 0.5%
   100,000    B         Atlantic Express Transportation
                          Corp.,
Sr. Secured Notes, 10.750% due

2/1/04....................................................
 ..
 ..........       104,375 ---------------------------------
----------------------------------------------------------
--------------
                      TOTAL CORPORATE BONDS AND NOTES
(Cost -- $18,091,154).................    18,998,606 -----
----------------------------------------------------------
------------------------------------------
FOREIGN GOVERNMENT BONDS -- 4.2%
 200,000    BB-       Brazil- NMB L-Bearer, Government
Guaranteed, 6.938% due 4/15/09.......       174,625
 354,921    BB+       Panama-PDI, Debentures, 6.563% due
7/17/16............................       312,774
                      Republic of Venezuela:
 250,000    B+        Government Guaranteed, 6.750% due
3/31/20.............................       196,875
 200,000    B+        Sr. Unsub. Notes, 9.125% due
6/18/07..................................       200,400 --
----------------------------------------------------------
---------------------------------------------
                      TOTAL FOREIGN GOVERNMENT BONDS (Cost
- $859,340).....................       884,674
----------------------------------------------------------
-----------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

<pg$pcn> -------------------------------------------------
------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                             HIGH YIELD BOND TRUST

 SHARES
SECURITY                                     VALUE
----------------------------------------------------------
-----------------------------------------------
COMMON STOCK -- 0.0%
ENERGY -- 0.0%
     264              Baycorp Holdings Ltd. (Cost --
$0)....................................   $     2,013 ----
----------------------------------------------------------
-------------------------------------------
PREFERRED STOCK -- 0.7%
BROADCASTING -- 0.7%
   1,300              SFX Broadcasting Inc., 12.625% (Cost
-
- $132,537).....................       147,874
----------------------------------------------------------
-----------------------------------------------
WARRANTS -- 0.1% -----------------------------------------
----------------------------------------------------------
-----MANUFACTURING -- 0.1%
   1,600              Terex Corp., Expire
5/15/02++.........................................
19,200 ---------------------------------------------------
---------
----------------------------------------------
METAL PRODUCTS -- 0.0%
     500              Gulf State Steel Alabama Inc.,
Expire
4/15/03+++......................         2,500
----------------------------------------------------------
-----------------------------------------------
                      TOTAL WARRANTS (Cost -
$0)...........................................
21,700 ---------------------------------------------------
------------------------------------------------------
  FACE
 AMOUNT
SECURITY                                     VALUE
----------------------------------------------------------
-----------------------------------------------
REPURCHASE AGREEMENT -- 4.3%
$890,000             Citibank, 6.000% due 7/1/97; Proceeds
at maturity -- $890,148; (Fully
                      collateralized by U.S. Treasury
Notes, 5.875% due 3/31/99; (Market
                      value -- $901,125) (Cost -
$890,000).................................       890,000 -
----------------------------------------------------------
----------------------------------------------
                      TOTAL INVESTMENTS -- 100% (Cost -
$19,973,031**).....................   $20,944,867 --------
----------------------------------------------------------
---------------------------------------

 + Security is exempt from registration under Rule 144A of the Securities Act of
   1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 ++ Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 21 for definition of bond ratings.

                      SUMMARY OF BONDS BY COMBINED RATINGS

                      STANDARD &     % OF TOTAL CORPORATE
MOODY'S     AND/OR      POOR'S          BONDS & NOTES
--------------------------------------------------------
 Ba                     BB                     8.0%
  B                      B
60.0
 Caa                    CCC
5.0
 NR                     NR
27.0
---------------------------------------------------------
                                             100.0% ------

--------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

<pg$pcn>

----------------------------------------------------------
---------------------
 BOND RATINGS
All ratings are by Standard & Poor's Rating Service
("Standard & Poor's"),
except that those identified by an asterisk (*) are rated by Moody's Investors
Service, Inc. ("Moodys"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Rating from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA             --   Debt rated "AAA" has the highest
rating
assigned by Standard & Poor's. Capacity to
                     pay interest and repay principal is
extremely strong.
AA              --   Debt rated "AA" has a very strong
capacity to pay interest and repay principal and
                     differs from the highest rated issue
only in a small degree.
A               --   Debt rated "A" has a strong capacity
to
pay interest and repay principal although
                     it is somewhat more susceptible to
the adverse effects of changes in circumstances
                     and economic conditions than debt in
higher rated categories.
BBB             --   Debt rated "BBB" are regarded as
having
an adequate capacity to pay interest and
                     repay principal. Whereas they
normally exhibit adequate protection parameters,
                     adverse economic conditions or
changing circumstances are more likely to lead to a
                     weakened capacity to pay interest and
repay principal for bonds in this category
                     than for bonds in higher rated
categories.
BB, B and CCC   --   Debt rated "BB" and "B" are regarded,
on balance, as predominantly speculative with
                     respect to capacity to pay interest
and repay principal in accordance with the
                     terms of the obligation. "BB"
represents a lower degree of speculation than "B",
                     and "CCC" the highest degree of
speculation. While such bonds will likely have some
                     quality and protective
                     characteristics,
these are outweighed by large uncertainties
                     or major risk exposures to adverse
conditions.
C               --   The rating "C" is reserved for income
bonds on which no interest is being paid.
D               --   Debt rated "D" are in default, and
payment of interest and/or repayment of
                     principal is in arrears.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa             --   Bonds that are rated "Aaa" are judged
to be of the best quality. They carry the
                     smallest degree of investment fisk
and are generally referred to as "gilt edge."
                     Interest payments are protected by a
large or by an exceptionally stable margin and
                     principal is secure. While the
various protective elements are likely to change,
                     such changes as can be visualized are
most unlikely to impair the fundamentally
                     strong position of such issues.
Aa              --   Bonds that are rated "Aa" are judged
to
be of high quality by all standards.
                     Together with the "Aaa" group they
comprise what are generally known as high grade
                     bonds. They are rated lower than the
best bonds because margins of protection may
                     not be as large as in "Aaa"
securities or fluctuation of protective elements may be
                     of greater amplitude or there may be
other elements present which make the
                     long-term risks appear somewhat
larger than in "Aaa" securities.
A               --   Bonds that are rated "A" possess many
favorable investment attributes and are to be
                     considered as upper medium grade
obligations. Factors giving security to principal
                     and interest are considered adequate
but elements may be present which suggest a
                     susceptibility to impairment some
time in the future.
Baa             --   Bonds that are rated "Baa" are
considered to be medium grade obligations; that is,
                     they are neither highly protected nor
poorly secured. Interest payment and
                     principal security appear adequate
for the present but certain protective elements
                     may be lacking or may be
characteristically unreliable over any great length of
                     time. These bonds lack outstanding
investment characteristics and may have
                     speculative characteristics as well.
Ba              --   Bonds that are rated "Ba" are judged
to
have speculative elements; their future
                     cannot be considered as well assured.
Often the protection of interest and
                     principal payments may be very
moderate and thereby not well safeguarded during
                     both good and bad times over the
future. Uncertainty of position characterizes
                     bonds in this class.
B               --   Bonds that are rated "B" generally
lack
characteristics of desirable investments.
                     Assurance of interest and principal
payments or of maintenance of other terms of
                     the contract over any long period of
time may be small.
Caa             --   Bonds that are rated "Caa" are of
poor
standing. These issues may be in default, or
                     present elements of danger may exist
with respect to principal or interest.
Ca              --   Bonds that are rated "Ca" represent
obligations which are speculative in a high
                     degree. Such issues are often in
default or have other marked shortcomings.
C               --   Bonds that are rated "C" are the
lowest
rated class of bonds, and issues so rated
                     can be regarded as having extremely
poor prospects of ever attaining any real
                   investment standing.
NR              --   Indicates that the bond is not rated
by
Standard & Poor's or Moody's.

                                       21
<pg$pcn>
----------------------------------------------------------
---------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                           CAPITAL APPRECIATION FUND

  SHARES                                        SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
COMMON STOCK -- 90.8% ------------------------------------
----------------------------------------------------------
----------
AIRCRAFT & AEROSPACE -- 2.0%
     99,700    Textron
Inc.......................................................
 .. .......   $  6,617,588 --------------------------------
----------------------------------------------------------
--------------
AIRLINES -- 3.4%
     50,750    Alaska Air Group,
Inc......................................................
1,300,469
    138,650    UAL
Corp.++...................................................
 .. ...........   9,922,141
----------------------------------------------------------
----------------------------------------------

11,222,610 -----------------------------------------------
---------------------------------------------------------
BANKING -- 7.8%
    102,050    Bank of New
York......................................................
 .. ...      4,439,175
     10,000    Catskill Financial
Corp.++.................................................
155,000
     63,190
Citicorp..................................................
 .. ...............   7,618,344
     10,000    Community Federal
Bancorp..................................................
180,000
     10,000    First Bergen
Bancorp...................................................
 .. ..                    152,500
     10,000    GA Financial
Inc.......................................................
 .. ..                    188,750
     28,550    Mercantile Bancorp,
Inc....................................................
1,734,413
     10,000    PFF Bancorp,
Inc.++....................................................
 .. ..                    187,500
     47,000    R & G Financial
Corp......................................................
 . 1,222,000
     35,791    Wells Fargo &
Co........................................................
 .. .             9,645,674
----------------------------------------------------------
----------------------------------------------

25,523,356 -----------------------------------------------
---------------------------------------------------------
BEVERAGE -- 4.9%
     93,250    Coca-Cola
Co........................................................
 .. .....      6,294,375
    429,275    Coca-Cola
Enterprises...............................................
 .. .....      9,873,325 ----------------------------------
----------------------------------------------------------
------------

16,167,700 -----------------------------------------------
---------------------------------------------------------
BUSINESS SERVICES -- 4.7%
     46,075    Danka Business Systems
ADR.................................................
1,883,316
     31,087    Diebold
Inc.......................................................
 .. .......      1,212,393
    276,225    First Data
Corp......................................................
 .. ....     12,136,636 -----------------------------------
----------------------------------------------------------
-----------

15,232,345 -----------------------------------------------
---------------------------------------------------------
CHEMICAL -- 7.0%
    175,575    Cytec Industries
Inc.++....................................................
6,562,116
    375,350    Monsanto
Co........................................................
 .. ......     16,163,509 ---------------------------------
----------------------------------------------------------
-------------

22,725,625 -----------------------------------------------
--------------------------------------------------------
COMMUNICATIONS -- 0.5%
     65,000    Qwest Communications International,
Inc.++.................................      1,771,250 ---
----------------------------------------------------------
-------------------------------------------
COMPUTERS -- 8.8%
     17,500    Compaq Computer
Corp.++...................................................
 . 1,736,875
    108,075    Dell Computer
Corp.++...................................................
 .. .                   12,692,058
     59,625    Intel
Corp......................................................
 .. .........   8,455,570
    168,425    Seagate Technology,
Inc.++.................................................
5,926,455 ------------------------------------------------
--------------------------------------------------------

28,810,958 -----------------------------------------------
---------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       22

<pg$pcn> -------------------------------------------------
------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                           CAPITAL APPRECIATION FUND

  SHARES                                        SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
CONSUMER STAPLES -- 2.3%
    250,000    US Office Products Co.
 ....................................................   $
7,640,625 ------------------------------------------------
--------------------------------------------------------
DIVERSIFIED OPERATIONS -- 4.0%
    202,450    General Electric Co.
 ......................................................
13,235,168 -----------------------------------------------
---------------------------------------------------------
DRUGS AND HEALTHCARE -- 10.5%
     35,850    American Home
Products..................................................
 .. .                    2,742,525
      8,400    Bristol-Myers Squibb Co.
 ..................................................
680,400
    123,475    Eli Lilly & Co.
 ..........................................................
 . 13,497,360
     63,475    Pfizer, Inc.
 ..........................................................
 .. ..                  7,585,263
     78,125    Warner-Lambert Co.
 ........................................................
9,707,031 ------------------------------------------------
--------------------------------------------------------

34,212,579 -----------------------------------------------
---------------------------------------------------------
FINANCIAL SERVICES -- 10.8%
     32,950    Charles Schwab Corp.
 ......................................................
1,340,653
     10,000    Chester Bancorp Inc.
 ......................................................
148,750
    179,325    Federal Home Loan Mortgage Corp.
 ..........................................      6,164,297
    196,655    Federal National Mortgage
Association......................................
8,579,074
     10,000    First Defiance Financial
Corp..............................................
146,250
    132,355    Merrill Lynch & Co., Inc.
 .................................................
7,891,667
     10,000    South Street Financial
Co.++...............................................
165,000
     98,075    State Street Boston Corp.
 .................................................
4,535,969
     50,725    Student Loan Marketing
Association.........................................
6,442,075 ------------------------------------------------
--------------------------------------------------------

35,413,735 -----------------------------------------------
---------------------------------------------------------
FOOD -- 0.4%
     25,365    Safeway
Inc.++....................................................
 .. .......      1,169,961 --------------------------------
----------------------------------------------------------
-------------MANUFACTURING -- 4.6%
     84,625    Applied Materials,
Inc.++..................................................
5,992,508
    142,800    E. I. du Pont de Nemours & Co.
 ............................................
8,978,550 ------------------------------------------------
--------------------------------------------------------

14,971,058 -----------------------------------------------
---------------------------------------------------------
MATERIALS & PROCESSING -- 2.3%
    208,050    Delta & Pine Land Co.
 .....................................................
7,411,781 ------------------------------------------------
--------------------------------------------------------
NATURAL GAS -- 1.3%
     75,500    Praxair Inc.
 ..........................................................
 .. ..                     4,228,000
----------------------------------------------------------
----------------------------------------------
OIL & GAS -- 5.5%
    106,425    Diamond Offshore Drilling,
Inc.++..........................................
8,314,453
     52,550    Schlumberger Ltd.
 .........................................................
6,568,750
     41,625    Transocean Offshore Inc.
 ..................................................
3,023,016 ------------------------------------------------
--------------------------------------------------------

17,906,219 -----------------------------------------------
--------------------------------------------------------
TELECOMMUNICATIONS -- 5.2%
     28,450    Cincinnati Bell, Inc.
 .....................................................
896,175
    224,450    Lucent Technologies
Inc....................................................
16,174,428 -----------------------------------------------
---------------------------------------------------------

17,070,603 -----------------------------------------------
---------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       23

<pg$pcn> -------------------------------------------------
------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                           CAPITAL APPRECIATION FUND

  SHARES                                        SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
RETAIL -- 2.0%
     34,875    Fred Meyer,
Inc.++....................................................
 ..
 ...   $  1,802,602
     44,875    Gucci
Group.....................................................
 .. .........   2,888,828
     46,650    Starbucks
Corp.++...................................................
 .. .....          1,816,434
----------------------------------------------------------
----------------------------------------------

6,507,864 ------------------------------------------------
--------------------------------------------------------
SOFTWARE -- 2.8%
     73,425    Microsoft
Corp.++...................................................
 .. .....          9,279,084
----------------------------------------------------------
----------------------------------------------
                TOTAL COMMON STOCK (Cost --
$225,628,571)..................................
297,118,109 ----------------------------------------------
----------------------------------------------------------
FOREIGN STOCK -- 5.8%
        801    Bayerische Motoren Werke
AG................................................
660,988
     17,506    Volkswagen
AG........................................................
 .. ....         13,280,690
     56,000    Sony Corp.
 ..........................................................
 .. ....          4,888,928
----------------------------------------------------------
----------------------------------------------
               TOTAL FOREIGN STOCK (Cost --
$14,586,624)..................................
18,830,606 -----------------------------------------------
---------------------------------------------------------

   FACE
  AMOUNT                                        SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
REPURCHASE AGREEMENT -- 3.4%
$11,027,000    Citibank, 5.988% due 7/1/97; Proceeds at
maturity -- $11,028,834; (Fully
               collateralized by U.S. Treasury Notes,
6.500% due 8/31/01; Market
               value -- $11,249,381) (Cost -
$11,027,000)................................
11,027,000 -----------------------------------------------
---------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -
$251,242,195*)..........................   $326,975,715 --
----------------------------------------------------------
--------------------------------------------

 ++ Non-income producing security.
    * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       24

<pg$pcn>

----------------------------------------------------------
---------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                               CASH INCOME TRUST

   FACE
ANNUALIZED
  AMOUNT                                  SECURITY
YIELD         VALUE
----------------------------------------------------------
-----------------------------------------------

COMMERCIAL PAPER -- 95.5%
$   180,000   Allied Signal Inc. matures
7/7/97................................      5.58%      $
179,834
    180,000   American Express Co. matures
7/2/97..............................      5.56
179,972
    180,000   Becton Dickinson & Co. matures
7/8/97............................     5.55
179,806
    149,900   Chase Manhattan Bank matures
7/8/97..............................     5.57
149,739
    175,000   Dillard Investment Co., Inc. matures
7/22/97.....................      5.58          174,432
    180,000   Ford Motor Credit Corp. matures
7/29/97..........................      5.56
179,226
    180,000   General Electric Capital Corp. matures
7/23/97...................      5.60          179,390
    180,000   General Mills Inc. matures
7/8/97................................      5.55
179,807
    180,000   Goldman, Sachs matures
7/10/97...................................      5.58
179,749
    180,000   Household Finance Corp. matures
7/22/97..........................      5.60
179,416
    175,000   May Department Stores matures
7/29/97............................      5.62
174,242
    180,000   Merrill Lynch Co. matures
7/14/97................................      5.61
179,637
    180,000   National Rural Utilities matures
7/17/97.........................      5.57
179,558
    175,000   Northern Indiana Public Service Corp.
matures
7/21/97............      5.57          174,461
    180,000   Paccar Financial Corp. matures
7/7/97............................      5.52
179,835
    180,000   PacifiCorp matures
7/17/97.......................................      5.60
179,555
    180,000   Pearson Inc. matures
7/15/97.....................................      5.58
179,611
    175,000   Progress Capital Holdings matures
7/11/97........................      5.57          174,730
    176,000   Prudential Funding Co. matures
7/21/97...........................      5.58
175,459
    175,000   Southern California Edison Co. matures
7/23/97...................      5.57          174,406
    180,000   Southern New England Telecom matures
7/22/97.....................      5.56          179,419
    180,000   Tampa Electric Co. matures
7/28/97...............................      5.57
179,251
    180,000   Transamerica Finance Corp. matures
7/11/97.......................      5.63          179,719
    180,000   TRW Inc. matures
7/7/97..........................................      5.59
179,834 --------------------------------------------------
-------------------------------------------------------
              TOTAL COMMERCIAL PAPER (Cost -
$4,251,088)......................
4,251,088
----------------------------------------------------------
-----------------------------------------------

REPURCHASE AGREEMENT -- 4.5%
    198,000   Citibank, 5.59% due 7/1/97, Proceeds at
maturity -- $198,031;
              (Fully collateralized by U.S. Treasury
Notes, 8.75% due 8/15/00;
              Market value -- $218,295) (Cost -
$198,000).....................                    198,000
----------------------------------------------------------
-----------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -
$4,449,088*)..................                 $4,449,088
----------------------------------------------------------
-----------------------------------------------

* Aggregate cost for Federal income tax purposes is

substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       25

<pg$pcn> -------------------------------------------------
------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1997


MANAGED      HIGH YIELD      CAPITAL         CASH

ASSETS         BOND       APPRECIATION     INCOME
TRUST          TRUST          FUND         TRUST
----------------------------------------------------------
-------------------------------------------------
ASSETS:
  Investments -- Cost...............................
$167,978,548   $19,973,031   $251,242,195   $4,449,088
----------------------------------------------------------
------------------------------------------------
  Investments, at value.............................
$208,442,690   $20,944,867   $326,975,715   $4,449,088
  Cash..............................................
229       205,826            155          768
Dividends and interest receivable.................
1,099,628       375,048         86,591
114
  Receivable from securities
sold................... 893,678       422,579
128,290           --
  Receivable from broker -- variation
margin........ 83,125           --     --
--
  Receivable from
affiliate......................... --            -
- --       14,855
----------------------------------------------------------
-------------------------------------------------
  TOTAL ASSETS......................................
210,519,350    21,948,320    327,190,751    4,464,825
----------------------------------------------------------
------------------------------------------------
LIABILITIES:
  Investment advisory fees payable..................
84,967         8,519        166,085           --
  Administration fees payable.......................
10,235         1,022         12,502           --
  Payable for securities purchased..................
1,408,138       648,106         86,583           --
  Dividends payable.................................
--            --             --        6,714
  Accrued expenses..................................
19,687        16,258          4,048        1,776
----------------------------------------------------------
-------------------------------------------------
  TOTAL LIABILITIES.................................
1,523,027       673,905        269,218        8,490
----------------------------------------------------------
-------------------------------------------------
TOTAL NET ASSETS....................................
$208,996,323   $21,274,415   $326,921,533   $4,456,335
----------------------------------------------------------
-------------------------------------------------
NET ASSETS:
  Paid-in capital...................................
$156,846,314   $24,249,684   $239,162,568   $4,456,335
  Undistributed net investment income...............
3,725,600       656,407      1,274,156           --
  Accumulated net realized gain (loss) from security
     transactions...................................
7,886,167    (4,603,512)    10,751,141           --
  Net unrealized appreciation of investments,
     futures contracts and foreign currencies.......
40,538,242       971,836     75,733,668           --
----------------------------------------------------------
-------------------------------------------------
TOTAL NET ASSETS....................................
$208,996,323   $21,274,415   $326,921,533   $4,456,335 ---
----------------------------------------------------------
----------------------------------------------
SHARES OUTSTANDING..................................
12,474,281     2,318,711      7,617,350    4,456,335
----------------------------------------------------------
-------------------------------------------------
NET ASSET VALUE, PER SHARE..........................
$16.75         $9.18         $42.92        $1.00
----------------------------------------------------------
-------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       26

<pg$pcn> -------------------------------------------------
------------------------------
   STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX
                          MONTHS
ENDED JUNE 30, 1997


MANAGED     HIGH YIELD     CAPITAL        CASH

ASSETS         BOND      APPRECIATION    INCOME

TRUST        TRUST          FUND        TRUST
----------------------------------------------------------
--------------------------------------------------
INVESTMENT INCOME:
  Interest...............................................
  $
2,608,814   $  912,810   $    942,881   $108,363
  Dividends..............................................
1,053,145           --      1,274,157         --
  Less: Foreign withholding tax..........................
--           --        (42,871)        --
----------------------------------------------------------
--------------------------------------------------
  TOTAL INVESTMENT INCOME................................
3,661,959      912,810      2,174,167    108,363
----------------------------------------------------------
-------------------------------------------------EXPENSES:
  Investment advisory fees (Note 3)......................
486,500       47,082      1,002,275      9,526
  Administration fees (Note 3)...........................
55,213        4,756         69,061      1,469
Shareholder communications.............................
29,115        8,300         23,000        450
Audit and legal........................................
23,140       10,000          7,000      8,315
Custody................................................
16,860        3,000          9,000      3,487
Shareholder and system servicing fees..................
5,000        4,300          3,920      2,860
Trustees' fees.........................................
5,000        4,400          5,000      3,272
Pricing service fees...................................
3,000           --             --         --
  Registration fees......................................
--           --             --        400
  Other..................................................
1,780        1,610            360         --
----------------------------------------------------------
--------------------------------------------------
  TOTAL EXPENSES.........................................
625,608       83,448      1,119,616     29,779
  Less: Expense reimbursement............................
--           --             --    (16,196)
----------------------------------------------------------
--------------------------------------------------
  NET EXPENSES...........................................
625,608       83,448      1,119,616     13,583
----------------------------------------------------------
--------------------------------------------------
NET INVESTMENT INCOME....................................
3,036,351      829,362      1,054,551     94,780
----------------------------------------------------------
--------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 4 AND 6):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities)*......................................
5,413,500      336,616     11,972,060        (25)
   Futures contracts...................................
(1,098,325)          --             --         --
----------------------------------------------------------
--------------------------------------------------
  NET REALIZED GAIN (LOSS)...............................
4,315,175      336,616     11,972,060        (25) --------
----------------------------------------------------------
------------------------------------------
   Change in Net Unrealized Appreciation of Investments,
  Futures Contracts and Foreign Currencies:
   Beginning of period.................................
25,676,994      658,102     45,698,691         --
   End of period.......................................
40,538,242      971,836     75,733,668         --
----------------------------------------------------------
--------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION................
14,861,248      313,734     30,034,977         --
----------------------------------------------------------
--------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCIES.....................................
19,176,423      650,350     42,007,037        (25)
----------------------------------------------------------
--------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS...................
$22,212,774   $1,479,712   $ 43,061,588   $ 94,755 -------
----------------------------------------------------------
-------------------------------------------

* Represents only gains from the sale of short-term securities for the Cash
Income Trust.

                       SEE NOTES TO FINANCIAL
STATEMENTS.

                                       27

<pg$pcn>

----------------------------------------------------------
---------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)   FOR THE
SIX MONTHS ENDED JUNE
30, 1997


MANAGED      HIGH YIELD      CAPITAL         CASH
ASSETS         BOND       APPRECIATION     INCOME
TRUST          TRUST          FUND         TRUST
----------------------------------------------------------
-------------------------------------------------
OPERATIONS:
   Net investment income.............................  $
3,036,351   $   829,362   $  1,054,551   $   94,780
  Net realized gain (loss)..........................
4,315,175       336,616     11,972,060          (25)
  Increase in net unrealized appreciation...........
14,861,248       313,734     30,034,977           --
----------------------------------------------------------
-------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS............
22,212,774     1,479,712     43,061,588       94,755
----------------------------------------------------------
------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income.............................
--            --             --      (94,737)
----------------------------------------------------------
-------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS..................
--            --             --      (94,737)
----------------------------------------------------------
-------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares..................
3,264,591     3,595,019     69,418,802    7,780,666
  Net asset value of shares issued for
      reinvestment of dividends......................
--            --             --       94,737
  Cost of shares reacquired.........................
(5,091,523)   (1,091,359)    (9,690,608)  (6,961,741)
----------------------------------------------------------
-------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...................................
(1,826,932)    2,503,660     59,728,194      913,662
----------------------------------------------------------
-------------------------------------------------
INCREASE IN NET ASSETS..............................
20,385,842     3,983,372    102,789,782      913,680
NET ASSETS:
  Beginning of period...............................
188,610,481    17,291,043    224,131,751    3,542,655
----------------------------------------------------------
-------------------------------------------------
  END OF PERIOD*....................................
$208,996,323   $21,274,415   $326,921,533   $4,456,335
----------------------------------------------------------
-------------------------------------------------
* Includes undistributed net investment income
  of: ..............................................
$3,725,600      $656,407     $1,274,156           --
----------------------------------------------------------
-------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       28

<pg$pcn> -------------------------------------------------
------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR
ENDED DECEMBER 31, 1996


MANAGED      HIGH YIELD      CAPITAL         CASH
ASSETS         BOND       APPRECIATION     INCOME
TRUST          TRUST          FUND          TRUST
----------------------------------------------------------
--------------------------------------------------
OPERATIONS:
   Net investment income.............................  $
6,221,446   $ 1,631,694   $  1,149,455   $    94,484
  Net realized gain (loss)..........................
13,430,793      (304,388)    13,938,060            --
  Increase in net unrealized appreciation...........
3,373,072       857,828     24,478,515            --
----------------------------------------------------------
--------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS............
23,025,311     2,185,134     39,566,030        94,484
----------------------------------------------------------
-------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income.............................
(10,914,123)   (2,978,125)    (1,741,271)      (94,502)
  Net realized gains................................
(17,258,729)           --    (23,015,510)           --
----------------------------------------------------------
--------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS..................
(28,172,852)   (2,978,125)   (24,756,781)      (94,502)
----------------------------------------------------------
--------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares..................
7,067,309     5,233,862     72,301,317     9,941,686
  Net asset value of shares issued for
     reinvestment of
dividends...................... 28,172,852
2,978,125      24,756,781        94,502
Cost of shares reacquired.........................
(12,757,653)   (3,030,251)    (9,891,028)   (7,910,199) --
----------------------------------------------------------
------------------------------------------------
  INCREASE IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS........................
22,482,508     5,181,736     87,167,070     2,125,989 ----
----------------------------------------------------------
----------------------------------------------
INCREASE IN NET ASSETS..............................
17,334,967     4,388,745    101,976,319     2,125,971
NET ASSETS:
  Beginning of year.................................
171,275,514    12,902,298    122,155,432     1,416,684 ---
----------------------------------------------------------
-----------------------------------------------
  END OF YEAR*......................................
$188,610,481   $17,291,043   $224,131,751   $ 3,542,655 --
----------------------------------------------------------
------------------------------------------------
* Includes undistributed net investment income
  of:...............................................
$689,249     $(172,955)      $219,605            ---------
----------------------------------------------------------
------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       29

<pg$pcn> -------------------------------------------------
------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Managed Assets Trust, High Yield Bond Trust,
Capital Appreciation Fund
and Cash Income Trust (collectively, "Fund(s)") are each a
Massachusetts
business trust registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies.
Shares of the Funds
are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts.

     The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date;
(b) securities traded
on national securities markets are valued at the closing prices on such markets;
securities for which no sales price were reported and U.S.
government and agency
obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount and, or minus amortized premium, which approximates market value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded.
Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31,
1996, reclassifications were made to the capital accounts of the High Yield Bond
Trust, Capital Appreciation Fund and Cash Income Trust to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the High Yield
Bond Trust a portion of
accumulated net realized loss amounting to $1,893,310 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  DIVIDENDS
     Cash Income Trust declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested on the payable date.

     3.  INVESTMENT ADVISORY AGREEMENT AND OTHER
TRANSACTIONS

   Travelers Asset Management International Corporation
("TAMIC"), an indirect
wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the Managed Assets Trust ("MAT"), High Yield
Bond Trust ("HYBT"),
Capital Appreciation Fund ("CAF") and Cash Income Trust
("CIT"). MAT, CAF and
CIT pay TAMIC an investment management and advisory fee calculated at the annual rate of 0.50%, 0.75% and 0.3233%, respectively of its average daily net assets.
HYBT pays TAMIC an investment management and advisory fee calculated at an annual rate of: 0.50% on the first $50,000,000, 0.40% on the next $100,000,000,
0.30% on the next $100,000,000 and 0.25% on the amount over $250,000,000 of its average daily net assets. This fee is calculated daily and paid monthly.

   TAMIC has a sub-advisory agreement with The Travelers
Investment Management
Company, Inc. ("TIMCO"), an indirect wholly owned subsidiary of Travelers Group
Inc. Pursuant to the sub-advisory agreement, TIMCO is responsible for the day-to-day portfolio operations and investment decisions for MAT. As a result,
TAMIC pays TIMCO, as sub-advisor, 0.25% of the average daily net assets of MAT.

    TIMCO also has a sub-advisory agreement with Janus
Capital Corporation
("Janus"). Pursuant to the sub-advisory agreement, Janus is responsible for the day-to-day portfolio operations and investment decisions for CAF. As a result,
TIMCO pays Janus, as sub-advisor, 0.55% of the average daily net assets of CAF.

                                       30
<pg$pcn>
----------------------------------------------------------
---------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

    Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Funds. The Funds pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with Smith Barney
Mutual Funds Management Inc. ("SBMFM"), a subsidiary of
Smith Barney Holdings
Inc. ("SBH"). Travelers Insurance pays SBMFM, as sub administrator, a fee calculated at an annual rate of 0.06% for the average daily net assets of each
Fund. This fee is calculated daily and paid monthly.

     SB received brokerage commissions of $3,530 from affiliated brokers.

     One Trustee and all officers of the Funds are employees of Travelers Group
Inc., or its subsidiaries.

     4.  INVESTMENTS

      During the six months ended June 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


MANAGED          HIGH           CAPITAL

ASSETS        YIELD BOND      APPRECIATION

TRUST           TRUST            FUND --------------------
----------------------------------------------------------
----------------------------
Purchases.................................................
 .. .. $78,952,894     $17,477,715     $198,723,695 -------
----------------------------------------------------------
----------------------------------------
Sales.....................................................
 .. ..  81,429,405      10,944,026     125,088,536

----------------------------------------------------------
---------------------

     At June 30, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:


MANAGED           HIGH           CAPITAL

ASSETS        YIELD BOND      APPRECIATION

TRUST            TRUST            FUND -------------------
----------------------------------------------------------
-----------------------------
Gross unrealized
appreciation................................  $41,421,245
$1,037,816     $79,745,703
Gross unrealized
depreciation................................     (957,103)
(65,980)     (4,012,183) ---------------------------------
----------------------------------------------------------
---------------
Net unrealized
appreciation..................................
$40,464,142 $971,836     $75,733,520 ---------------------
----------------------------------------------------------
---------------------------

     5.  REPURCHASE AGREEMENTS

     The Funds purchase (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value of the collateral in amounts at least equal to 102% of the repurchase price.

     6.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contract. The Funds bear the market risk that arises from changes in the value of the financial instruments and securities indices
(futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

   At June 30, 1997, MAT had sold 25 financial futures
contracts on the
Standard & Poor's 500 Index expiring in September 1997.
The basis value of such
contracts was $11,202,225. The market value of such
contracts on June 30, 1997
was $11,128,125, thereby resulting in an unrealized gain
of
$74,100.
                                       31
<pg$pcn>
----------------------------------------------------------
---------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     7.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Funds, represent investments, which are "marked-to-market" daily.
When a purchased
option expires, the Funds realize a loss in the amount of the premium paid. When the Funds enter into closing sales transactions, the Funds realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Funds exercise a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

   As of June 30, 1997, the Funds had no open purchased call or put options contracts.

     8.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1996, HYBT had, for Federal income tax purposes, approximately $4,751,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed. The amount and expiration of the carryforwards are indicated below.
Expiration occurs on December 31 of the year indicated:

                          1996         1997          1998
1999       2000        2001       2002        2004
                                                  --------
----------------------------------------------------------
--------------------------------------------------
Carryforward
  Amounts............   $530,000    $1,094,000
$1,970,000 $748,000    $48,000    $135,000    $38,000
$188,000 -------------------------------------------------
----------------------------------------------------------
---------

     9.  SHARES OF BENEFICIAL INTEREST
     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value.
Transactions in shares of each
Fund were as follows:


SIX MONTHS ENDED       YEAR ENDED
JUNE 30, 1997      DECEMBER 31, 1996
                        ----------------------------------
----------------------------------------------------------
-----------
MANAGED ASSETS TRUST
Shares
sold.....................................................
206,135              469,580
Shares issued on
reinvestment...................................
--            1,926,518
Shares
redeemed.................................................
(326,069)            (847,611)
----------------------------------------------------------
---------------------------------------------
Net Increase
(Decrease).........................................
(119,934)           1,548,487 ----------------------------
----------------------------------------------------------
-----------------
HIGH YIELD BOND TRUST
Shares
sold.....................................................
405,971              591,013
Shares issued on
reinvestment...................................
--              356,007
Shares
redeemed.................................................
(123,742)            (343,196)
----------------------------------------------------------
---------------------------------------------
Net
Increase..................................................
 .. 282,229           603,824
----------------------------------------------------------
---------------------------------------------
CAPITAL APPRECIATION FUND
Shares
sold.....................................................
1,772,207            1,994,300
Shares issued on
reinvestment...................................
--              716,103
Shares
redeemed.................................................
(258,840)            (287,644)
----------------------------------------------------------
---------------------------------------------
Net
Increase..................................................
 .. 1,513,367            2,422,759 ------------------------
----------------------------------------------------------
---------------------
CASH INCOME TRUST
Shares
sold.....................................................
7,780,666            9,941,686
Shares issued on
reinvestment...................................
94,737               94,502
Shares
redeemed.................................................
(6,961,741)          (7,910,199) -------------------------
----------------------------------------------------------
--------------------
Net
Increase..................................................
 .. 913,662                                      2,125,989
----------------------------------------------------------
---------------------------------------------

                                       32
<pg$pcn>
----------------------------------------------------------
---------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each period:

          MANAGED ASSETS TRUST             1997(1)
1996        1995        1994        1993        1992
----------------------------------------------------------
-----------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....     $14.98
$15.50      $12.85      $14.21      $14.02      $14.78
----------------------------------------------------------
----------------------------------------------------INCOME
(LOSS) FROM OPERATIONS:
  Net investment income.................       0.24
0.46        0.49        0.46        0.51        0.64
  Net realized and unrealized gain
     (loss).............................       1.53
1.50        2.83       (0.73)       0.72        0.01
----------------------------------------------------------
-----------------------------------------------------
Total Income (Loss) From Operations.....       1.77
1.96        3.32       (0.27)       1.23        0.65
----------------------------------------------------------
-----------------------------------------------------
LESS DISTRIBUTIONS FROM (2):
  Net investment income.................         --
(0.89)      (0.50)      (0.67)      (0.85)
(1.04)
  Net realized gains....................         --
(1.59)      (0.17)      (0.42)      (0.19)
(0.37)
----------------------------------------------------------
-----------------------------------------------------
Total Distributions.....................         --
(2.48)      (0.67)      (1.09)      (1.04)      (1.41)
----------------------------------------------------------
-----------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........     $16.75
$14.98      $15.50      $12.85      $14.21      $14.02
----------------------------------------------------------
-----------------------------------------------------
TOTAL RETURN............................      11.82%++
13.78%      27.12%      (2.24)%      9.33%       5.14%
----------------------------------------------------------
-----------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).......   $208,996
$188,610    $171,276    $140,887    $156,767    $148,971
----------------------------------------------------------
----------------------------------------------------RATIOS
TO AVERAGE NET ASSETS:
  Expenses (3)..........................       0.64%+
0.58%       0.58%       0.61%       0.56%       0.56%
  Net investment income.................       3.12+
3.51        3.49        3.59        3.65        4.97
----------------------------------------------------------
----------------------------------------------------
PORTFOLIO TURNOVER RATE.................         42%
108%        110%         97%         86%        112%
----------------------------------------------------------
----------------------------------------------------
AVERAGE COMMISSIONS PER SHARES PAID ON
  EQUITY TRANSACTIONS (4)...............   $   0.06     $
0.06          --          --          --          --
----------------------------------------------------------
----------------------------------------------------

         HIGH YIELD BOND TRUST             1997(1)
1996        1995        1994        1993        1992
----------------------------------------------------------
-----------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....      $8.49
$9.00       $8.49       $9.25       $8.91       $8.75
----------------------------------------------------------
----------------------------------------------------INCOME
(LOSS) FROM OPERATIONS:
  Net investment income.................       0.37
0.91        0.80        0.66        0.68        0.88
  Net realized and unrealized gain
     (loss).............................       0.32
0.41        0.41       (0.76)       0.47        0.18
----------------------------------------------------------
-----------------------------------------------------
Total Income (Loss) From Operations.....       0.69
1.32        1.21       (0.10)       1.15        1.06
----------------------------------------------------------
-----------------------------------------------------
LESS DISTRIBUTION FROM (2):
  Net investment income.................         --
(1.83)      (0.70)      (0.66)      (0.81)      (0.90)
----------------------------------------------------------
-----------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........      $9.18
$8.49       $9.00       $8.49       $9.25       $8.91
----------------------------------------------------------
-----------------------------------------------------
TOTAL RETURN............................       8.13%++
16.05%      15.47%      (1.26)%     14.01%      13.16% ---
----------------------------------------------------------
--------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).......    $21,274
$17,291     $12,902     $11,716     $12,765     $10,289 --
----------------------------------------------------------
--------------------------------------------------RATIOS
TO AVERAGE NET ASSETS:
  Expenses (5)..........................       0.81%+
0.97%       1.25%       1.25%       0.99%       0.56%
  Net investment income.................       6.40+
11.01        9.37        7.71        7.69       10.24 ----
----------------------------------------------------------
------------------------------------------------PORTFOLIO
TURNOVER RATE.................         73%
84%        222%       146.%         19%         52% ------
----------------------------------------------------------
----------------------------------------------

(1) For the six months ended June 30, 1997 (unaudited).

(2) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(3) The ratios of expenses to average net assets for the years 1993 and 1992 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 0.60% and 0.63%, for the years ended December 31, 1993 and 1992, respectively.

(4) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

(5) The ratio of expenses to average net assets reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 1.28%, 1.33%, 1.31% and 1.28%, for the years ended December 31, 1995, 1994, 1993 and 1992,
respectively.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.

                                       33
<pg$pcn>
----------------------------------------------------------
--
--------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each period:

     CAPITAL APPRECIATION FUND         1997(1)       1996
1995         1994       1993(2)        1992
----------------------------------------------------------
----------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................     $36.72
  $33.18
$24.50       $25.87       $22.72       $19.63
----------------------------------------------------------
----------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income............       0.13
0.23
0.24         0.19         0.19         0.28
  Net realized and unrealized gain
     (loss)........................       6.07
     8.49
8.61        (1.41)        3.21         3.13
----------------------------------------------------------
----------------------------------------------------
Total Income (Loss) From
  Operations.......................       6.20
8.72
8.85        (1.22)        3.40         3.41
----------------------------------------------------------
----------------------------------------------------
LESS DISTRIBUTION FROM (3):
  Net investment income............         --
(0.41)
(0.17)       (0.15)       (0.25)       (0.32)
  Net realized gains...............         --
(4.77)
--           --           --           --
----------------------------------------------------------
----------------------------------------------------
Total Distributions................         --
(5.18)
(0.17)       (0.15)       (0.25)       (0.32)
----------------------------------------------------------
----------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....     $42.92
$36.72
$33.18       $24.50       $25.87       $22.72
----------------------------------------------------------
----------------------------------------------------
TOTAL RETURN.......................      16.88%++
28.21%
36.37%       (4.76)%      15.09%       17.60%
----------------------------------------------------------
----------------------------------------------------
NET ASSETS, END OF PERIOD
  (000'S)..........................   $326,922
  $224,132
$122,155      $78,494      $62,414      $29,506
----------------------------------------------------------
----------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (4).....................       0.84%+
0.83%
0.85%       0.89%         0.87%        0.56%
  Net investment income............       0.79+
0.69
0.84         0.79         0.81         1.39
----------------------------------------------------------
---------------------------------------------------
PORTFOLIO TURNOVER RATE............         52%
84%
124%        106%          155%         126%
----------------------------------------------------------
----------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID
 ON EQUITY TRANSACTIONS (5).......   $   0.06     $   0.06
--           --           --           --
----------------------------------------------------------
---------------------------------------------------

         CASH INCOME TRUST             1997(1)       1996
1995         1994         1993         1992
----------------------------------------------------------
----------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................      $1.00
  $1.00
$1.00        $1.00        $1.00        $1.00
----------------------------------------------------------
----------------------------------------------------
  Net investment income (6)........     0.0238
0.0412
0.0417       0.0278       0.0214       0.0322
  Distributions from net investment
     income........................    (0.0238)
     (0.0412)
(0.0417)     (0.0278)     (0.0214)     (0.0322)
----------------------------------------------------------
----------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....      $1.00
$1.00
$1.00        $1.00        $1.00        $1.00
----------------------------------------------------------
----------------------------------------------------
TOTAL RETURN.......................       2.29%++
4.20%
4.17%        2.78%        2.14%        3.22%
----------------------------------------------------------
----------------------------------------------------
NET ASSETS, END OF PERIOD
  (000'S)..........................     $4,456
  $3,543
$1,417       $1,203         $647         $697
----------------------------------------------------------
----------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (6)(7)..................       0.68%+
0.78%
1.25%        1.25%        0.94%        0.38%
  Net investment income............       4.75+
3.72
--           --           --           --
----------------------------------------------------------
---------------------------------------------------

(1) For the six months ended June 30, 1997 (unaudited).

(2) Effective May 1, 1993, Janus Capital Corporation became sub-adviser for
    Capital Appreciation Fund.

(3) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(4) The ratio of expenses to average net assets for 1993 and 1992 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 0.96% and 0.91%, for the years ended
    December 31, 1993 and 1992, respectively.
(5) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

(6) The Travelers reimbursed CIT for $16,196 and $43,376 in expenses for the six months ended June 30, 1997 and the year ended December
31, 1996,
  respectively. If such fees were not waived and expenses not reimbursed, the per share decreases of net investment income would have been $0.004 and
  $0.02, respectively, and the expense ratios would have been 1.49%
    (annualized) and 1.71%, respectively.

(7) The ratio of expenses to average net assets for 1995
1992 reflects an
   expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 7.37%, 6.40%, 8.47% and 7.70% for the years ended December 31, 1995, 1994, 1993 and 1992,
respectively.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                                       34

<pg$pcn>

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST --------
----------------------------------------------------------
-------------


U.S. GOVERNMENT SECURITIES PORTFOLIO


For the six months ended June 30, 1997, the U.S.
Government Securities Portfolio
had a total return of 3.13%. As of June 30, 1997 the composition of assets was
46% in mortgage-backed securities, 40% in U.S. Treasuries, 11.5% in U.S. agency securities and 2.5% in cash.

The second quarter came on the heels of a Federal Reserve
Board ("Fed")
tightening on March 25, 1997. By the end of the first quarter of 1997, the yield on the 30-year U.S. Treasury bond rose to 7.10%. Market expectations of another
Fed move at the May meeting kept interest rates high for the first half of the quarter, diminishing only after negative retail sales in April were reported in the middle of May. By the time the quarter had ended, rates were essentially at the levels very close to where the year began.

Corporate bonds and mortgage-backed securities did better than U.S. Treasuries by a small margin. In the U.S. government securities market, agency debentures
(i.e., general debt obligations backed only by the integrity of the borrower and documented by an agreement called an indenture) fared marginally better than other U.S. Treasuries because of their slight yield advantage.

The Portfolio's exposure to GNMA adjustable rate mortgage securities helped its performance during the reporting period. Going forward, we expect to maintain a fairly neutral duration in the Portfolio but we intend to maintain its overweighting in mortgage-backed securities.

Solid gains in jobs and income, advancing financial markets and high levels of consumer confidence have created ideal conditions for possibly greater consumer spending. These ideal conditions may in turn cause labor markets to tighten and trigger a shift in the Fed's monetary policy. In our view, the timing and direction of the next Fed move is uncertain and will only take place when there are clearer indications about the strength of the U.S.
economy.

SOCIAL AWARENESS STOCK PORTFOLIO

The Social Awareness Stock Portfolio seeks high total return by investing in the equity securities of issuers who demonstrate a positive awareness of their impact on the society in which they operate. For the six months ended June 30,
1997, the Portfolio generated a total return of 16.62%. As of June 30, 1997, the
Portfolio owned 70 stocks, with an overweighting in financial, technology and transportation issues. The stock focus in the Portfolio is on middle- to large-sized companies with an average market capitalization of $29.5 billion.

Although a preference for strong, large-capitalization stocks still persists, the stock market continues to run on all cylinders with better breadth across the population of stocks. We have resisted the temptation to simply equate higher stock prices with excessive speculation. With an economy characterized by low inflation, positive interest rates and strong profits and cash flows, we believe that the long-term values behind this market remain solid.
On a short-term momentum basis, however, conditions are almost too good and prices are reaching extreme levels. In other words, there aren't many real market laggards and most stocks are participating in varying degrees in the market's historic advance. The first half market gains were even more significant when you consider that interest rates remained approximately flat, and earnings grew on the order of about 10%. This has made it a bit more difficult to find inexpensive values with our disciplined investment strategy.

During the six months under review, health care, financial, high technology and capital goods were the market sectors that performed best.
At the other extreme
were the infrastructure sectors like utilities, communications services, basic materials and energy that were sector laggards. The
Portfolio's sector
weightings at the end of June generally contributed to its solid performance.

During the reporting period, we sold nine existing stock positions, reduced one position, added to 13 existing holdings and bought eight new issues. The new names represent a diverse list such American Stores, Dollar General, Rite-Aid and Wendy's (consumer retail sector), Beckman Instruments
(medical area), Chase
Manhattan (finance) and Cisco Systems and Motorola
(technology).

UTILITIES PORTFOLIO

The Utilities Portfolio seeks to provide current income and as a secondary goal, capital appreciation, by investing at least 25% of its assets in the utilities industry. For the six months ended June 30, 1997, the Utilities Portfolio generated a total return of 4.17%.

                                       35
<pg$pcn>
SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST --------
----------------------------------------------------------
-------------
So far in 1997, favorable economic news, better-than expected gross domestic product (GDP), continued low inflation and strong corporate earnings growth fueled the U.S. economy and financial markets. (GDP is the total output of goods and services.) However, this positive economic environment, continued to challenge utility stocks as a whole because of the uncertainty surrounding industry restructuring.

The strong equity market, as measured by the Standard and Poor's 500 Index and the Dow Jones Industrial Average led by technology and cyclical issues, provided investors with investment returns substantially above historical averages.
Despite this strong performance, the volatility of the markets increased during the past six months. In our opinion, this increase in market volatility has not deterred investors who continue to avoid more defensive stocks such as utilities. As a group, the utilities industry continued to underperform relative to the broad-based equity market.

Despite the market's underweighting in the utility industry and the cloud of uncertainty caused by deregulation, we remain very positive on the utility industry as a whole and anticipate several positive regulatory decisions both at the state and federal level in the months ahead. Although the level of long-term interest rates continues to be an important influence on a utility company's relative performance, we think that improving a company's competitive position is a more significant factor in achieving attractive investment returns. Given the wide disparity in the performance of different utility stocks, we believe that careful stock selection remains key to achieving superior total return performance.

With respect to the long-term outlook for utilities, many states have recently enacted competitive restructuring proposals. Under these proposals, power providers would compete for customers in an open market.
In our view, these
proposals are not only positive compared to many of the early more punitive proposals, but essentially provide the local utility the opportunity to recover its "stranded costs." (Stranded costs are expenses that utilities are at risk of not recovering in a competitive environment.) Stranded costs, often associated with expensive nuclear plants, includes any assets or expenses that, when recovered through traditional power rates, can cause utility rates to exceed the market price of power. Certain states have passed legislation to permit the recovery of stranded costs through the issuance of asset backed bonds.

As full retail competition is established, clearly not all utilities, whether in the electric, gas or telecommunications industries, will be impacted by competition to the same extent. Deregulation, while increasing the business risk for companies with higher expenses, should provide opportunities for lower-cost, well-managed companies. We expect volatility in the utility industry to persist as the reduction in regulatory protection proceeds and the financial markets differentiate between those companies that are "competitively blessed," (with lower cost structures, strong service territory growth and competitive management skills), and those companies that are perceived to be "fundamentally challenged," (due to the burden of high cost structures, limited customer growth and lack of a clear corporate strategy). As noted, the increasing disparity of performance within the utility industry has resulted from a combination of fundamental factors and competitive uncertainty.

In our opinion, merger and acquisition activity within the electric utility, natural gas and telecommunication industry have generally generated superior total returns. We anticipate the pace of merger activity within the utility industry to increase as state and federal regulatory proposals are finalized.
Consolidation such as mergers that integrate two industries, (e.g., electric/natural gas) are primarily driven by competitive concerns. A successful merger often allows two companies to leverage their production costs over a larger customer base.

In an effort to take advantage of better relative market performance and total return, we have strategically increased the Portfolio's emphasis in natural gas stocks. The natural gas holdings in the Portfolio are companies that we believe should deliver solid core earnings growth while at the same time rapidly growing their non-regulated businesses. Supporting our confidence in the natural gas sector through the end of the 1997 is a positive commodity price forecast and solid earning performance for many natural gas companies.

In addition, we continue to increase the Portfolio's emphasis in the telecommunications industry. Although not immune to regulatory concerns, select companies within the telecommunications industry offer the Portfolio diversification and compelling investment opportunities.
Many telecommunications
companies stand to benefit from the integration of long distance, local, cable and internet services, as well as the rapid expansion of global telecommunications networks.

Our portfolio strategy continues to focus on long-term growth and current income. Looking ahead to 1998, deregulation and competition will continue to evolve implying both increased volatility and greater opportunity. We anticipate that as the competitive regulatory framework takes shape, issues of market share and customer satisfaction will replace concerns regarding transition plans and rate decreases. The Portfolio maintains its emphasis in quality, low-cost companies with a predictable earnings base.

                                       36
<pg$pcn>
SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST --------
----------------------------------------------------------
-------------
For the remaining six months of 1997, we expect to continue the moderate, sustainable growth in the U.S. economy. We believe inflation should remain under control as the Federal Reserve Board appears resolved to take the necessary preemptive steps if any signs of inflationary pressures emerge.

In closing, we thank you for your investment in The
Travelers Series Trust. We
look forward to continuing to help you achieve your financial goals.

Sincerely,

McLendon sig
Heath B. McLendon
Chairman

August 1, 1997

                                       37

<pg$pcn> -------------------------------------------------
------------------------------
 PERFORMANCE COMPARISON -- U.S. GOVERNMENT SECURITIES
PORTFOLIO AS OF 6/30/97
(UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN ------------------
   ---------------------------
   Six Months Ended 6/30/97+             3.13%
   Year Ended 6/30/97                    9.59%
   1/24/92* through 6/30/97              7.01%

              CUMULATIVE TOTAL RETURN --------
   -------------------------------------
   1/24/92* through 6/30/97
7.09%
   + Total return is not annualized, as it
     may not be representative of the total
     return for the year.
   * Commencement of operations

This chart assumes an initial investment of $10,000 made on January
24, 1992 and assuming reinvestment of dividends through June 30,
1997. The Lehman Government Bond Index is a broad-based
Index of
all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years. The Consumer
Price Index
is a measure of the average change in prices over time in a fixed market basket of goods and services.

                           U.S.
                        Government      Lehman
 Measurement Period     Securities    Government
Consumer
(Fiscal Year Covered)    Portfolio    Bond Index    Price
Index
1/24/92                     10000         10000
10000
Dec-92                      10790         10920
10275
Dec-93                      11813         12125
10557
Dec-94                      11147         11699
10840
Dec-95                      13869         13950
11115
Dec-96                      14077         14354
11484
6/30/97                     14511         14732
11607

----------------------------------------------------------
---------------------

Past performance is not predictive of future performance.
Investment return and
principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and
measure net investment
income and capital gain or loss from portfolio investments
assuming
reinvestments of dividends. The returns do not reflect
expenses associated with
the subaccount such as administrative fees, account
charges and surrender
charges which, if reflected, would reduce the performance
shown.
----------------------------------------------------------
---------------------
PERFORMANCE COMPARISON -- SOCIAL AWARENESS STOCK PORTFOLIO
AS OF 6/30/97
(UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN ------
   --------------------------------------
   Six Months Ended 6/30/97+
16.62%
   Year Ended 6/30/97
28.38%
   5/1/92* through 6/30/97
16.61%

              CUMULATIVE TOTAL RETURN --------
   ------------------------------------
   5/1/92* through 6/30/97
   113.88% + Total return is not annualized, as it may
     not be representative of the total return for the year.
   * Commencement of operations

This chart assumes an initial investment of $10,000 made on May 1,
1992 assuming reinvestment of dividends through June 30, 1997. The
Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock
Exchange,
American Stock Exchange and the over-the-counter market.
The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                          Social
                         Awareness    Standard &
 Measurement Period        Stock       Poors 500
Consumer
(Fiscal Year Covered)    Portfolio       Index      Price
Index
5/1/92                      10000         10000
10000
Dec-92                      10950         10673
10157
Dec-93                      11777         11745
10436
Dec-94                      11461         11900
10716
Dec-95                      15285         14509
10988
Dec-96                      18340         17838
11353
6/30/97                     21388         21513
11474

----------------------------------------------------------
--
--------------------
Past performance is not predictive of future performance.
Investment return and
principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                       38
<pg$pcn>
----------------------------------------------------------
---------------------
    PERFORMANCE COMPARISON -- UTILITIES PORTFOLIO AS OF
                          6/30/97
(UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN ------------------
   ---------------------------
   Six Months Ended 6/30/97+               4.17%
   Year Ended 6/30/97
7.01%
   2/4/94* through 6/30/97
12.04%

              CUMULATIVE TOTAL RETURN --------
   ------------------------------------
   2/4/94* through 6/30/97
47.21%
   + Total return is not annualized, as it may
     not be representative of the total return
     for this year.
   * Commencement of operations

This chart assumes an initial investment of $10,000 made on February 4, 1994 assuming reinvestment of dividends through June
30, 1997. Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York
Stock Exchange, American Stock Exchange and over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                      Standard &
 Measurement Period      Utilities     Poors 500
Consumer
(Fiscal Year Covered)    Portfolio       Index      Price
Index
2/4/94                      10000         10000
10000
Dec-94                      10170         10072
10205
Dec-95                      13149         13852
10464
Dec-96                      14139         17031
10811
6/30/97                     14721         20539
10927

----------------------------------------------------------
---------------------

Past performance is not predictive of future performance.
Investment return and
principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                       39
<pg$pcn>
----------------------------------------------------------
---------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)
JUNE 30, 1997
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

    FACE
   AMOUNT                                        SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 97.5%
$  1,750,000   U.S. Treasury Bond, 12.000% due
8/15/13.....................................   $
   2,461,760 2,500,000                 U.S. Treasury
   Bond, 8.125% due
8/15/19......................................
   2,853,825 3,200,000                 U.S. Treasury
   Bond, 8.000% due
11/15/21.....................................
   3,620,256 6,000,000                 U.S. Treasury FICO
   Strip, zero coupon due
9/26/19...........................     1,220,820
     939,124   FHLMC Certificates, 8.000% due
5/1/26.......................................
   962,011 2,521,812  FHLMC Certificates, 8.000% due
4/1/27.......................................
   2,582,487 1,958,551 FNMA Certificates,  7.000% due
5/1/24........................................
   1,927,939 1,929,836 FNMA Certificates,  7.000% due
6/1/24........................................
   1,899,669 1,935,368 FNMA Certificates,  7.500% due
8/1/26........................................
     1,941,406 370,403 GNMA Certificates,    8.500% due
3/15/18.......................................
     391,005 589,091   GNMA Certificates,    8.500% due
5/15/18.......................................
     621,857 213,761   GNMA Certificates,    8.500% due
6/15/18.......................................
     225,651 141,904   GNMA Certificates,    8.500% due
7/15/18.......................................
     149,797 975,530   FNMA Certificates,    7.500% due
11/1/26@......................................
   978,575 3,000,000   Tennessee Valley Authority
   Debenture, 6.375%
due 6/15/05....................     2,935,080
----------------------------------------------------------
----------------------------------------------
               TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost -- $24,616,862)..........  24,772,138
----------------------------------------------------------
----------------------------------------------
REPURCHASE AGREEMENT -- 2.5%
     625,000   Citibank, 6.000% due 7/1/97; Proceeds at
maturity -- $625,104;
               (Fully collateralized by U.S. Treasury
Notes, 5.875% due 2/28/99;
             Market value -- $641,025)(Cost --
$625,000).................................       625,000 -
----------------------------------------------------------
---------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -
$25,241,862*)............................   $25,397,138 --
----------------------------------------------------------
--------------------------------------------

@ Date shown represents the last in range of maturity dates of mortgage certificates owned.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       40

<pg$pcn> -------------------------------------------------
------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                        SOCIAL AWARENESS STOCK PORTFOLIO

SHARES                                         SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
COMMON STOCK -- 70.8% ------------------------------------
----------------------------------------------------------
----------
BASIC MATERIALS -- 3.3%
  2,000   Air Products & Chemicals,
Inc.....................................................
$ 162,500
  5,000   Engelhard Corp.
 ..........................................................
 .. ......   104,687
  4,800   Praxair,
Inc.......................................................
 .. .............      268,800 ----------------------------
----------------------------------------------------------
------------------

535,987 --------------------------------------------------
------------------------------------------------------
CAPITAL GOODS -- 1.2%
  1,500   AMP,
Inc.......................................................
 .. .................       62,625
  2,000   Pitney Bowes, Inc.
 ..........................................................
 .. ...      139,000 --------------------------------------
----------------------------------------------------------
--------

201,625 --------------------------------------------------
-----------------------------------------------------
COMMUNICATIONS -- 3.2%
    800   Bell Atlantic
Corp......................................................
 .. ........       60,700
  3,000   Cisco Systems
Inc.++....................................................
 .. ........      201,375
  2,300   MCI Communications Corp.
 .........................................................
88,047
  2,200   Motorola, Inc.
167,200 --------------------------------------------------
------------------------------------------------------

517,322 --------------------------------------------------
------------------------------------------------------
CONSUMER CYCLICALS -- 10.0%
  3,000   Dollar General Corp.
 ..........................................................
 .. .           112,500
  2,900   Home Depot, Inc.
 ..........................................................
 .. .....   199,919
  3,500   Kaufman & Broad Home Corp.
 .......................................................
61,469
  3,000   May Department
Stores....................................................
 .. .......        141,750
  2,000   Nine West Group,
Inc.++....................................................
 ..
 .....       76,375
  4,000   Pep Boys -- Manny, Moe &
Jack.....................................................
136,250
  3,000   Rite Aid Corp.
 ..........................................................
 .. .......        149,625
  4,000   Toys "R" Us,
Inc.++....................................................
 .. .........      140,000
  3,800   Tribune Co.
 ..........................................................
 .. ..........      182,637
  5,800   Wal-Mart Stores, Inc.
 ..........................................................
 .. 196,113
  3,000   Xerox Corp.
 ..........................................................
 .. ..........      236,625 -------------------------------
----------------------------------------------------------
---------------

1,633,263 ------------------------------------------------
--------------------------------------------------------
CONSUMER STAPLES -- 10.5%
  2,700   American Stores Co.
 ..........................................................
 .. ..      133,313
  2,000   Coca-Cola Co.
 ..........................................................
 .. ........      135,000
  2,000   Gillette Co.
 ..........................................................
 .. .........      189,500
  6,000   Kroger
Co.++.....................................................
 .. ...............      174,000
  2,000   McDonald's Corp.
 ..........................................................
 .. .....    96,625
  5,000   Newell Co.
 ..........................................................
 .. ...........      198,125
  4,800   PepsiCo, Inc.
 ..........................................................
 .. ........      180,300
  2,800   Sysco Corp.
 ..........................................................
 .. ..........      102,200
  1,000   Unilever N.V.
 ..........................................................
 .. ........      218,000
  1,600   Walt Disney Co.
 ..........................................................
 .. ......   128,400
  6,000   Wendy's International, Inc.
 ......................................................
155,625 --------------------------------------------------
------------------------------------------------------

1,711,088 ------------------------------------------------
--------------------------------------------------------
ENERGY -- 1.0%
  2,800   Anadarko Petroleum Corp.
 .........................................................
168,000 --------------------------------------------------
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       41

<pg$pcn> -------------------------------------------------
------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                        SOCIAL AWARENESS STOCK PORTFOLIO

SHARES                                         SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
FINANCE -- 16.8%
  1,600   Aetna Inc.
 ..........................................................
 .. ...........   $  163,800
  3,500   American Express Co.
 ..........................................................
 .. .           260,750
  1,250   American International Group Inc.
 ................................................
186,719
  4,000   Associates 1st Capital Corp.
 .....................................................
222,000
  2,700   Bank of Boston Corp.
 ..........................................................
 .. .           194,569
  3,000   Barnett Banks, Inc.
 ..........................................................
 .. ..      157,500
  1,500   Chase Manhattan Corp.
 ..........................................................
 .. 145,594
  1,800
Citicorp..................................................
 .. ......................      217,012
  4,800   Federal Home Loan Mortgage Corp.
 .................................................
165,000
  3,000   H. F. Ahmanson & Co.
 ..........................................................
 .. .           129,000
  2,500   Lincoln National Corp.
 ..........................................................
 . 160,937
  4,400   NationsBank Corp.
 ..........................................................
 .. ....   283,800
  6,800   State Street Corp.
 ..........................................................
 .. ...      314,500
  1,500   Transamerica Corp.
 ..........................................................
 .. ...      140,344 --------------------------------------
----------------------------------------------------------
--------

2,741,525 ------------------------------------------------
--------------------------------------------------------
HEALTHCARE -- 8.2%
  3,200   Amgen
Inc.......................................................
 .. ................      186,000
  4,300   DENTSPLY International, Inc.
 .....................................................
210,700
  3,600   Johnson &
Johnson...................................................
 .. ............      231,750
  2,300   Merck & Co., Inc.
 ..........................................................
 .. ....   238,050
  1,200   Pfizer, Inc.
 ..........................................................
 .. .........      143,400
  2,400   Schering-Plough Corp.
 ..........................................................
 .. 114,900
  6,200   Stryker Corp.
 ..........................................................
 .. ........      216,225 ---------------------------------
----------------------------------------------------------
-------------

1,341,025 ------------------------------------------------
-------------------------------------------------------
MANUFACTURING -- 0.6%
  2,000   Beckman Instruments, Inc.
 ........................................................
96,500 ---------------------------------------------------
-----------------------------------------------------
TECHNOLOGY -- 13.5%
  4,500   Belden, Inc.
 ..........................................................
 .. .........      153,281
  2,500   Compaq Computer
Corp.++...................................................
 .. ......   248,125
  5,000   Computer Associates
International.............................................
 .. ..      278,438
  7,000   EMC
Corp.++...................................................
 .. ..................      273,000
  1,000   Intel Corp.
 ..........................................................
 .. ..........      141,812
  1,400   International Business Machines Corp.
 ............................................      126,262
  4,600   Lucent Technologies Corp.
 ........................................................
331,488
  2,000   Madge Networks
N.V.++....................................................
 .. .......                 12,750
  3,300   Marshall
Industries++..............................................
 .. .............      122,925
  3,500   Oracle
Corp.++...................................................
 .. ...............      176,312
  2,500   Perkin-Elmer Corp.
 ..........................................................
 .. ...      198,906
  4,000   Sun Microsystems
Inc.++....................................................
 .. .....   148,875
----------------------------------------------------------
----------------------------------------------

2,212,174 ------------------------------------------------
-------------------------------------------------------
TRANSPORTATION -- 1.5%
  4,500   Mesaba Holdings,
Inc.++....................................................
 .. .....    66,375
  1,400   Norfolk Southern Corp.
 ..........................................................
 . 141,050
  1,300   Southwest
Airlines..................................................
 .. ............       33,638 -----------------------------
----------------------------------------------------------
-----------------

241,063 --------------------------------------------------
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       42

<pg$pcn> -------------------------------------------------
------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                        SOCIAL AWARENESS STOCK PORTFOLIO

SHARES                                         SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
UTILITIES -- 1.0%
  4,000   Enron Corp.
 ..........................................................
 .. ..........   $  163,250 -------------------------------
----------------------------------------------------------
---------------
          TOTAL COMMON STOCK (Cost -
$7,407,734)...........................................
11,562,822 -----------------------------------------------
---------------------------------------------------------

   FACE
  AMOUNT                                        SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
REPURCHASE AGREEMENTS -- 29.2%
$2,767,000    Chase Manhattan Bank, 5.72% due 7/1/97;
Proceeds at maturity -- $2,767,440;       2,767,000
              (Fully collateralized by U.S. Treasury
Notes, 6.750% due 4/30/00; Market
              value -
$2,825,400)...............................................
 .. .......
 2,000,000    Citibank, 5.96% due 7/1/97; Proceeds at
maturity -- $2,000,331; (Fully            2,000,000
              collateralized by U.S. Treasury Notes,
6.875% due 3/31/00; Market
              value -
$2,044,125)...............................................
 .. ....... -----------------------------------------------
---------------------------------------------------------

4,767,000
              TOTAL REPURCHASE AGREEMENTS (Cost -
$4,767,000)............................ ------------------
----------------------------------------------------------
----------------------------

$16,329,822
            TOTAL INVESTMENTS -- 100% (Cost --
$12,174,734*)............................ ----------------
----------------------------------------------------------
------------------------------

++ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       43

<pg$pcn> -------------------------------------------------
------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                              UTILITIES PORTFOLIO

SHARES                                        SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
COMMON STOCK -- 81.1% ------------------------------------
----------------------------------------------------------
----------
ELECTRIC - UTILITY -- 55.5%
 10,000    Allegheny Power System,
Inc....................................................
$ 266,875
 11,000    American Electric Power Co.,
Inc...............................................
462,000
  7,500    Baltimore Gas & Electric
Co....................................................
200,156
 15,000    CINergy
Corp......................................................
 .. ...........        522,188
  7,500    CIPSCO,
Inc.......................................................
 .. ...........        274,219
 15,000    CMS Energy
Corp......................................................
 .. ........         528,750
 10,000    DPL
Inc.......................................................
 .. ...............        246,250
 12,750    DQE
Inc.......................................................
 .. ...............        360,187
 20,000    Edison
International.............................................
 .. ............        497,500
  7,000    Energen
Corp......................................................
 .. ...........        235,812
 15,000    Entergy Corp.
 ..........................................................
 .. .....     410,625
 15,000    Florida Progress
Corp......................................................
 .. ..        469,687
 10,000    FPL Group
Inc.......................................................
 .. .........        460,625
 10,000    GPU
Inc.......................................................
 .. ...............        358,750
 15,000    Illinova
Corp......................................................
 .. ..........        330,000
 10,000    KN Energy
Inc.......................................................
 .. .........        421,250
 15,000    Long Island Lighting
Co........................................................
345,000
 10,000    New York State Electric & Gas
Corp.............................................
208,750
 10,000    NIPSCO Industries,
Inc.......................................................
 ..
413,125
  3,000    Oneok
Inc.......................................................
 .. .............         96,563
 10,000
PacifiCorp................................................
 .. ...................        220,000
  5,000    Pinnacle West Capital
Corp.....................................................
150,313
  5,000    Potomac Electric Power
Co......................................................
115,625
  7,500    Public Service Co. of
Colorado.................................................
311,250
  8,000    Public Service Co. of New
Mexico...............................................
143,000
 15,000    SCANA
Corp......................................................
 .. .............        372,188
 15,000    Sierra Pacific
Resources.................................................
 .. ....     480,000
 12,500    Southern
Co........................................................
 .. ..........        273,437
 10,000    Texas Utilities
Co........................................................
 .. ...     344,375
 12,000    UtiliCorp United,
Inc.......................................................
 .. .              349,500
----------------------------------------------------------
----------------------------------------------

9,868,000 ------------------------------------------------
--------------------------------------------------------
NATURAL GAS -- 13.8%
  8,000    Coastal
Corp......................................................
 .. ...........        425,500
  5,000    Columbia Gas Systems,
Inc......................................................
326,250
  7,000    Enron
Corp......................................................
 .. .............        285,687
  5,000    Equitable Resources Inc.
 ......................................................
141,875
  7,000    MCN
Corp......................................................
 .. ...............        214,375
 10,000    Pacific
Enterprises...............................................
 .. ...........        336,250
 15,000    Southwest Gas Corp.
 ..........................................................
 . 298,125
 10,000    Williams Cos.,
Inc.......................................................
 .. ....     437,500
----------------------------------------------------------
--
---------------------------------------------
2,465,562 ------------------------------------------------
--------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       44

<pg$pcn> -------------------------------------------------
------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997

                              UTILITIES PORTFOLIO

SHARES                                        SECURITY
VALUE ----------------------------------------------------
----------------------------------------------------
TELEPHONE -- 11.8%
  2,000    Bell Atlantic Corp.
 ..........................................................
 . $           151,750
 10,000    GTE Corp.
 ..........................................................
 .. .........        438,750
  7,000    MCI Communications Corp.
 ......................................................
267,969
  5,000    Qwest Communications International Inc.
 .......................................        136,250
  3,000    SBC Communications
Inc.......................................................
 .. 185,625
 10,000    Teleport Communications Group,
Inc.++..........................................
341,250
  5,000    US West Media
Group++...................................................
 .. .....     101,250
 15,000    WorldCom, Inc.
 ..........................................................
 .. ....     480,000
----------------------------------------------------------
----------------------------------------------

2,102,844 ------------------------------------------------
--------------------------------------------------------

14,436,406
           TOTAL COMMON STOCK (Cost -
$12,296,057)....................................... ------
----------------------------------------------------------
----------------------------------------

   FACE
  AMOUNT                                        SECURITY
VALUE
    ------------------------------------------------------
--------------------------------------------------
CORPORATE BONDS -- 3.6% ----------------------------------
----------------------------------------------------------
------------
ELECTRIC - UTILITY -- 2.3%
$  200,000    Arizona Public Service Co., 7.25% due
8/1/23.................................       188,642
   200,000    Philadelphia Electric, 8.75% due
4/1/22......................................       212,250
----------------------------------------------------------
----------------------------------------------

400,892 --------------------------------------------------
------------------------------------------------------
TELEPHONE -- 1.3%
   230,000    MCI Communication Corp., 7.75% due
3/23/25...................................       229,425 -
----------------------------------------------------------
---------------------------------------------

630,317
              TOTAL CORPORATE BONDS (Cost --
$605,989)..................................... -----------
----------------------------------------------------------
-----------------------------------
U.S. TREASURY OBLIGATIONS -- 2.9%
   500,000    U.S. Treasury Notes, 7.75% due 11/30/99
(Cost
-- $499,832)...................       517,265 ------------
----------------------------------------------------------
----------------------------------

15,583,988
              SUB-TOTAL INVESTMENTS (Cost --
$13,401,878).................................. -----------
----------------------------------------------------------
-----------------------------------
REPURCHASE AGREEMENT -- 12.4%
 2,208,000    Chase Manhattan Bank, 5.75% due by 7/1/97;
Proceeds at                            2,208,000
              maturity -- $2,208,353; (Fully
collateralized by U.S. Treasury Notes, 6.75%
              due 4/30/00; Market value -- $2,254,000)
(Cost -- $2,208,000)................ ---------------------
----------------------------------------------------------
-------------------------

$17,791,988
            TOTAL INVESTMENTS -- 100% (Cost --
$15,609,878*)............................. ---------------
----------------------------------------------------------
-------------------------------

++ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       45
<pg$pcn>
----------------------------------------------------------
---------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30,1997


U.S. GOVERNMENT     SOCIAL AWARENESS

SECURITIES             STOCK            UTILITIES

PORTFOLIO           PORTFOLIO          PORTFOLIO
----------------------------------------------------------
----------------------------------------------------
ASSETS:
  Investments -- Cost..................................
$24,616,862         $  7,407,734       $13,401,878
  Repurchase agreements -- Cost........................
625,000            4,767,000         2,208,000 -----------
----------------------------------------------------------
----------------------------------------
  Investments, at value................................
$24,772,138         $ 11,562,822       $15,583,988
  Repurchase agreements, at value......................
625,000            4,767,000         2,208,000
  Cash.................................................
437                  935               303
   Receivable from affiliate............................
--               25,093                --
   Dividends and interest receivable....................
269,759                7,484            44,083
----------------------------------------------------------
----------------------------------------------------
   TOTAL ASSETS.........................................
25,667,334           16,363,334        17,836,374
----------------------------------------------------------
---------------------------------------------------
LIABILITIES:
   Investment advisory fees payable.....................
6,805                8,125             9,081
  Administration fees payable..........................
1,263                  800               570
   Accrued expenses.....................................
38,997               44,746            29,959
----------------------------------------------------------
----------------------------------------------------
   TOTAL LIABILITIES....................................
47,065               53,671            39,610
----------------------------------------------------------
----------------------------------------------------
TOTAL NET ASSETS.......................................
$25,620,269         $ 16,309,663       $17,796,764
----------------------------------------------------------
----------------------------------------------------
NET ASSETS:
   Paid-in capital......................................
$25,366,667         $ 11,851,444       $15,207,835
  Undistributed net investment income..................
790,396               51,756           331,494
  Accumulated net realized gain (loss) from security
     transactions......................................
(692,070)             251,375            75,325
   Net unrealized appreciation of investments...........
155,276            4,155,088         2,182,110
----------------------------------------------------------
----------------------------------------------------
TOTAL NET ASSETS.......................................
$25,620,269         $ 16,309,663       $17,796,764
----------------------------------------------------------
----------------------------------------------------
SHARES OUTSTANDING.....................................
2,286,540              887,129         1,397,603
----------------------------------------------------------
----------------------------------------------------
NET ASSET VALUE, PER SHARE.............................
$11.20               $18.38            $12.73
----------------------------------------------------------

---------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       46

<pg$pcn> -------------------------------------------------
------------------------------
   STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX
                          MONTHS
ENDED JUNE 30, 1997


U.S.           SOCIAL

GOVERNMENT      AWARENESS

SECURITIES        STOCK        UTILITIES

PORTFOLIO      PORTFOLIO      PORTFOLIO ------------------
----------------------------------------------------------
------------------------------
INVESTMENT INCOME:

Interest..................................................
 .. .   $   870,923     $   77,647     $  111,504

Dividends.................................................
 .. .                           --       55,338
316,410
----------------------------------------------------------
------------------------------------------------
  TOTAL INVESTMENT
INCOME......................................       870,923
132,985        427,914 -----------------------------------
----------------------------------------------------------
-------------
EXPENSES:
  Investment advisory fees (Note
2)............................        40,802
42,049 60,769
  Audit and
legal............................................
 .. 10,496      10,025         11,000
  Administration fees (Note
2).................................         7,572
3,881          5,240
  Shareholder
communications...................................
5,850          6,938          8,500
  Shareholder and system servicing
fees........................         5,788          6,346
4,000
  Trustees'
fees...............................................
3,200          3,500          3,500

Custody...................................................
 .. .                3,065          3,183          2,250
Other.....................................................
 .. .                1,028          5,307          6,125
----------------------------------------------------------
------------------------------------------------
  TOTAL
EXPENSES...............................................
77,801         81,229        101,384
----------------------------------------------------------
------------------------------------------------
NET INVESTMENT
INCOME..........................................
793,122         51,756        326,530
----------------------------------------------------------
------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE
  3): Realized Gain From Security Transactions (excluding
  short-term securities):
     Proceeds from
sales.......................................    39,847,698
1,314,750      6,315,309
     Cost of securities
sold...................................    39,838,979
1,060,462      6,239,984
----------------------------------------------------------
------------------------------------------------
  NET REALIZED
GAIN............................................
8,719        254,288         75,325 ----------------------
----------------------------------------------------------
--------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of
period.......................................
184,657 2,448,669   1,870,929
     End of
period.............................................
155,276      4,155,088      2,182,110 --------------------
----------------------------------------------------------
----------------------------
  INCREASE (DECREASE) IN NET UNREALIZED
APPRECIATION...........       (29,381)     1,706,419
311,181 --------------------------------------------------
--------------------------------------------------------
NET GAIN (LOSS) ON
INVESTMENTS.................................
(20,662) 1,960,707    386,506
----------------------------------------------------------
------------------------------------------------
INCREASE IN NET ASSETS FROM
OPERATIONS.........................   $   772,460
$2,012,463     $  713,036 --------------------------------
----------------------------------------------------------
----------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       47

<pg$pcn> -------------------------------------------------
------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)   FOR THE
SIX MONTHS ENDED JUNE

30, 1997

                                                      U.S.
GOVERNMENT     SOCIAL AWARENESS
SECURITIES             STOCK            UTILITIES
PORTFOLIO           PORTFOLIO          PORTFOLIO
----------------------------------------------------------
-----------------------------------------------
OPERATIONS:
  Net investment income.............................    $
793,122         $     51,756       $   326,530
  Net realized gain.................................
8,719              254,288            75,325
  Increase (decrease) in net unrealized
     appreciation...................................
(29,381)           1,706,419           311,181
----------------------------------------------------------
-----------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS............
772,460            2,012,463           713,036
----------------------------------------------------------
----------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.............................
--                   --                --
----------------------------------------------------------
-----------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...................................
--                   --                --
----------------------------------------------------------
-----------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares..................
1,370,841            4,626,716         1,268,577
  Net asset value of shares issued for reinvestment
      of dividends...................................
--                   --                --
  Cost of shares reacquired.........................
(2,531,566)          (1,369,511)       (2,399,075)
----------------------------------------------------------
-----------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...................................
(1,160,725)           3,257,205        (1,130,498)
----------------------------------------------------------
-----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...................
(388,265)           5,269,668          (417,462)
NET ASSETS:
  Beginning of period...............................
26,008,534           11,039,995        18,214,226
----------------------------------------------------------
-----------------------------------------------
  END OF PERIOD*....................................
$25,620,269         $ 16,309,663       $17,796,764
----------------------------------------------------------
-----------------------------------------------
* Includes undistributed net investment income
  of:...............................................
$790,396              $51,756          $331,494
----------------------------------------------------------
-----------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       48

<pg$pcn> -------------------------------------------------
------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR
ENDED DECEMBER 31, 1996


U.S.           SOCIAL

GOVERNMENT       AWARENESS

SECURITIES         STOCK         UTILITIES

PORTFOLIO       PORTFOLIO       PORTFOLIO
----------------------------------------------------------
-----------------------------------------------OPERATIONS:
  Net investment
income......................................   $ 1,540,387
$    37,123     $   670,946
  Net realized gain
(loss)...................................      (704,606)
400,819         829,616
  Increase (decrease) in net unrealized
appreciation.........      (612,404)      1,159,056
(222,208) ------------------------------------------------
----------------------------------------------------------
  INCREASE IN NET ASSETS FROM
OPERATIONS.....................       223,377
1,596,998       1,278,354 --------------------------------
----------------------------
----------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment
income......................................
(3,539,054) (233,199)     (1,107,160)
  Net realized
gains.........................................
(423,418)       (525,148)       (974,548) ----------------
----------------------------------------------------------
--------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO

SHAREHOLDERS............................................
(3,962,472)       (758,347)     (2,081,708) --------------
----------------------------------------------------------
----------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of
shares...........................     6,750,676
4,848,116       7,458,285
   Net asset value of shares issued for reinvestment of

dividends...............................................
3,962,472         758,347       2,081,708
  Cost of shares
reacquired..................................
(9,157,807) (2,459,930)     (5,862,088) ------------------
----------------------------------------------------------
------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
TRANSACTIONS........     1,555,341       3,146,533
3,677,905 ------------------------------------------------
----------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS............................    (2,183,754)
3,985,184       2,874,551
NET ASSETS:
  Beginning of
year..........................................
28,192,288 7,054,811      15,339,675 ---------------------
----------------------------------------------------------
---------------------------
  END OF
YEAR*...............................................
$26,008,534     $11,039,995     $18,214,226 --------------
----------------------------------------------------------
----------------------------------
* Includes undistributed net investment income
of:...........       $(2,726)             --
$4,964
----------------------------------------------------------
------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       49

<pg$pcn> -------------------------------------------------
------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The U.S. Government Securities, Social Awareness Stock and Utilities
Portfolios (collectively, "Portfolio(s)") are separate investment portfolios of
The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and eleven other separate investment portfolios:
Travelers Quality
Bond, Lazard International Stock, MFS Emerging Growth,
Federated High Yield,
Federated Stock, Large Cap, Equity Income, Mid-Cap
Disciplined Equity Fund, Zero
Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond
Fund Portfolio Series
2000 and Zero Coupon Bond Fund Portfolio Series 2005
Portfolios. Shares of the
Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount and, or minus amortized premium, which approximates market value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex dividend date; (h) the
Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all
Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At
December 31, 1996,
reclassifications were made to the Portfolio capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, a portion of overdistributed net investment income and accumulated net realized loss amounting to $6,915 and
$9,045, respectively, were reclassified to paid-in capital for Social Awareness
Stock Portfolio. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared.
Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER
TRANSACTIONS
   Travelers Asset Management International Corporation
("TAMIC"), an indirect
wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the U.S. Government Securities Portfolio
("USGS"). USGS pays TAMIC an
investment management and advisory fee calculated at the annual rate of 0.3233% of its average daily net assets. This fee is calculated daily and paid monthly.

     Greenwich Street Advisors ("GSA"), a division of
Smith Barney Mutual Funds
Management Inc. ("SBMFM") which is a subsidiary of Smith
Barney Holdings Inc.
("SBH") and an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the Social Awareness
Stock ("SAS") and
Utilities ("Utilities") Portfolios. SAS pays GSA an investment management and advisory fee calculated at an annual rate of : 0.65% on the first $50 million,
0.55% on the next $50 million, 0.45% on the next $100 million and 0.40% on amounts over $200 million of the average daily net assets.
Utilities pays GSA an
investment management and advisory fees calculated at an annual rate of 0.65% of the average daily net assets. These fees are calculated daily and paid monthly.

                                       50
<pg$pcn>
----------------------------------------------------------
---------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

    Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers
Insurance has entered into a sub-administrative services agreement with SBMFM.
Travelers Insurance pays SBMFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     One Trustee and all officers of the Trust are employees of Travelers Group
Inc., or its subsidiaries.

     3.  INVESTMENTS

      During the six months ended June 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


USGS            SAS         UTILITIES --------------------
----------------------------------------------------------
----------------------------
Purchases.................................................
 .. .... $ 41,695,116     $1,584,840     $5,196,884 -------
----------------------------------------------------------
----------------------------------------
Sales.....................................................
 .. ....   39,847,698      1,314,750      6,315,309

----------------------------------------------------------
---------------------

     At June 30, 1997, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:


USGS          SAS         UTILITIES ----------------------
----------------------------------------------------------
--------------------------
Gross unrealized
appreciation.......................................
$203,706 $4,206,799      2,306,548
Gross unrealized
depreciation.......................................
(48,430)       (51,711)      (124,438) -------------------
----------------------------------------------------------
-----------------------------
Net unrealized
appreciation.........................................
$155,276     $4,155,088     $2,182,110 -------------------
----------------------------------------------------------
-----------------------------

     4.  REPURCHASE AGREEMENTS
    The Portfolios purchase (and their custodian takes possession of) U.S.
Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date
(generally, the next
business day) at an agreed-upon higher repurchase price.
The Portfolios require
continual maintenance of the market value of the collateral in amounts at least equal to 102% of the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

   At June 30, 1997, the Portfolios had no open futures contracts.

                                       51
<pg$pcn>
----------------------------------------------------------
---------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     6.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily.
When a purchased
option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transactions, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option.
When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

      As of June 30, 1997, the Portfolios had no open purchased call or put options contracts.

     7.  CAPITAL LOSS CARRYFORWARD

    At December 31, 1996, U.S. Government Securities
Portfolio had, for Federal
income tax purposes, approximately $715,000 of capital loss carryforwards available to offset future capital gains through 2004. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     8.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value.
Transactions in shares of each
Portfolio were as follows:


SIX MONTHS ENDED       YEAR ENDED

JUNE 30, 1997      DECEMBER 31, 1996 ---------------------
----------------------------------------------------------
------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO
Shares
sold.....................................................
125,466              606,114
Shares issued on
reinvestment...................................
--              355,511
Shares
redeemed.................................................
(232,804)            (834,803) ---------------------------
-------------------------------------------------------
Net Increase
(Decrease).........................................
(107,338)             126,822 ----------------------------
------------------------------------------------------
SOCIAL AWARENESS STOCK PORTFOLIO
Shares
sold.....................................................
269,793              323,694
Shares issued on
reinvestment...................................
--               51,251
Shares
redeemed.................................................
(83,021)            (167,210) ----------------------------
------------------------------------------------------
Net
Increase..................................................
 .. 186,772              207,735 --------------------------
--------------------------------------------------------
UTILITIES PORTFOLIO
Shares
sold.....................................................
103,856              590,496
Shares issued on
reinvestment...................................
--              169,391
Shares
redeemed.................................................
(196,396)            (463,451) ---------------------------
-------------------------------------------------------
Net Increase
(Decrease).........................................
(92,540)             296,436 -----------------------------
-----------------------------------------------------

                                       52
<pg$pcn>
----------------------------------------------------------
---------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each period:

    U.S. GOVERNMENT SECURITIES PORTFOLIO       1997(1)
1996       1995       1994       1993      1992(2) -------
----------------------------------------------------------
-------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........   $10.86
$12.43     $10.58     $11.63     $10.79    $10.00 --------
----------------------------------------------------
-------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.......................     0.35
0.68       0.65       0.60       0.57      0.53
  Net realized and unrealized gain (loss).....    (0.01)
(0.52)      1.80      (1.23)      0.44      0.26
----------------------------------------------------------
--------------------------------------------------
Total Income (Loss) From Operations...........     0.34
0.16       2.45      (0.63)      1.01      0.79
----------------------------------------------------------
--------------------------------------------------
LESS DISTRIBUTIONS FROM (3):
  Net investment income.......................       --
(1.55)     (0.60)     (0.39)     (0.17)       --
  Net realized gains..........................       --
(0.18)        --      (0.03)        --        --
----------------------------------------------------------
--------------------------------------------------
Total Distributions...........................       --
(1.73)     (0.60)     (0.42)     (0.17)       --
----------------------------------------------------------
--------------------------------------------------
NET ASSET VALUE, END OF PERIOD................   $11.20
$10.86     $12.43     $10.58     $11.63    $10.79
----------------------------------------------------------
--------------------------------------------------
TOTAL RETURN..................................     3.13%++
1.46%     24.42%     (5.64)%     9.48%     7.90%++
----------------------------------------------------------
--------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).............  $25,620
$26,009    $28,192    $24,522    $25,520    $9,017
----------------------------------------------------------
--------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (4)................................     0.62%+
0.62%      0.56%      0.71%      0.58%     0.38%+
  Net investment income.......................     6.35+
5.68       5.80       5.56       5.04      4.72+
----------------------------------------------------------
-------------------------------------------------PORTFOLIO
TURNOVER RATE.......................    170%
501%       214%        16%        51%       25%
----------------------------------------------------------
--------------------------------------------------

       SOCIAL AWARENESS STOCK PORTFOLIO         1997(1)
1996       1995       1994       1993      1992(5)
----------------------------------------------------------
--------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........   $15.76
$14.32     $11.05     $11.64     $10.95    $10.00
----------------------------------------------------------
--------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (6)...................     0.06
0.31       0.12       0.16       0.17      0.16
  Net realized and unrealized gain (loss).....     2.56
2.42       3.47      (0.45)      0.65      0.79
----------------------------------------------------------
--
-------------------------------------------------
Total Income (Loss) From Operations...........     2.62
2.73       3.59      (0.29)      0.82      0.95 ----------
----------------------------------------------------------
----------------------------------------
LESS DISTRIBUTIONS FROM (3):
   Net investment income.......................       --
(0.43)     (0.14)     (0.24)     (0.13)       --
   Net realized gains..........................       --
(0.86)     (0.18)     (0.06)        --        ------------
----------------------------------------------------------
---------------------------------------
Total Distributions...........................       -
(1.29)     (0.32)     (0.30)     (0.13)       ------------
----------------------------------------------------------
---------------------------------------
NET ASSET VALUE, END OF PERIOD................   $18.38
$15.76     $14.32     $11.05     $11.64    $10.95 --------
----------------------------------------------------------
------------------------------------------
TOTAL RETURN..................................    16.62%++
19.98%     33.37%     (2.69)%     7.55%     9.50%++ ------
----------------------------------------------------------
--------------------------------------------
NET ASSETS, END OF PERIOD (000'S).............  $16,310
$11,040     $7,055     $3,879     $3,361    $1,394 -------
----------------------------------------------------------
-------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (6)(7).............................     1.25%+
1.25%      1.25%      1.25%      1.05%     0.71%+
  Net investment income.......................     0.80+
0.43       0.99       1.43       1.50      2.22+ ---------
----------------------------------------------------------
----------------------------------------PORTFOLIO TURNOVER
RATE.......................       13% 26%        73%
137%        60%       56% --------------------------------
----------------------------------------------------------
------------------
AVERAGE COMMISSIONS PER SHARE PAID
   ON EQUITY TRANSACTIONS(8)...................    $0.06
$0.06         --         --         --        ------------
----------------------------------------------------------
---------------------------------------

(1) For the six months ended June 30, 1997 (unaudited).

(2) For the period from January 24, 1992 (commencement of operations) to
    December 31, 1992.
(3) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(4) The expense ratios for the year ended December 31, 1993 and the period ended
  December 31, 1992 reflect expense reimbursement by The
Travelers in
  connection with voluntary expense limitations. Without the expense reimbursement, the expense ratios would have been 0.77%
and 0.72%
    (annualized), respectively.
(5) For the period from May 1, 1992 (inception date) to
December 31, 1992.
(6) For the year ended December 31, 1996, The Travelers reimbursed the Portfolio for $25,093 in expenses. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income would have been
  $0.06 and the expense ratio would have been 1.69%.

(7) The expense ratios for the years ended December 31, 1995, 1994, 1993 and the period ended December 31, 1992 reflect expense reimbursement by The
    Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the expense ratios would have been 1.75%, 3.34%,
    3.73% and 2.19% (annualized), respectively.

(8) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in
commissionable equity securities.

  ++ Total return is not annualized, as it may not be representative of the total return for the year.

 + Annualized.

                                       53

<pg$pcn> -------------------------------------------------
------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each period:

                       UTILITIES PORTFOLIO
1997(1)     1996       1995      1994(2)
----------------------------------------------------------
-----------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD.............................   $12.22     $12.85
$10.17    $10.00 -----------------------------------------
----------------------------------------------------------
------
INCOME FROM OPERATIONS:
  Net investment
income..........................................
0.23 0.47       0.48      0.35
  Net realized and unrealized gain
(loss)........................     0.28       0.47
2.44     (0.18) ------------------------------------------
----------------------------------------------------------
-----
Total Income From
Operations.....................................     0.51
0.94       2.92      0.17 --------------------------------
----------------------------------------------------------
---------------
LESS DISTRIBUTIONS FROM (3):
  Net investment
income..........................................       -
(0.84)     (0.24)       --
  Net realized
gains.............................................       -
(0.73)        --        ----------------------------------
----------------------------------------------------------
--------------
Total
Distributions.............................................
 . --      (1.57)     (0.24)       ------------------------
----------------------------------------------------------
------------------------
NET ASSET VALUE, END OF
PERIOD...................................   $12.73
$12.22     $12.85    $10.17 ------------------------------
----------------------------------------------------------
-----------------
TOTAL
RETURN....................................................
 . 4.17%++    7.47%     29.29%     1.70%++ ----------------
----------------------------------------------------------
-------------------------------
NET ASSETS, END OF PERIOD
(000'S)................................  $17,797
$18,214 $15,340    $5,757 --------------------------------
----------------------------------------------------------
---------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses
(4)...................................................
1.16%+     1.07%      1.25%     1.25%+
  Net investment
income..........................................     3.74+
3.88       4.29      3.86+ -------------------------------
----------------------------------------------------------
----------------
PORTFOLIO TURNOVER
RATE..........................................       35%
39%        25%       32% ---------------------------------
----------------------------------------------------------
--------------
AVERAGE COMMISSIONS PER SHARE PAID ON EQUITY TRANSACTIONS
(5)....    $0.06      $0.06         --        ------------
----------------------------------------------------------
------------------------------------

(1) For the six months ended June 30, 1997 (unaudited).
(2) For the period from February 4, 1994 (commencement of operations) to
    December 31, 1994.

(3) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(4) The ratios of expenses to average net assets for the year ended December 31,
  1995 and the period ended December 31, 1994 reflect expense reimbursements by The Travelers in connection with voluntary expense limitations. Without the expense reimbursements, the ratios of expenses to average net assets would have been 1.27% and 3.49% (annualized), respectively.

(5) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in
commissionable equity securities.

  ++ Total return is not annualized, as it may not be representative of the total return for the year.

 + Annualized

                                       54

<pg$pcn>

                              Investment Advisers --------
                              ------------


   MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL
APPLICATION FUND, CASH
                                INCOME TRUST AND
        THE TRAVELERS SERIES TRUST: U.S. GOVERNMENT
SECURITIES PORTFOLIO

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL
CORPORATION

                             Hartford, Connecticut

    THE TRAVELERS SERIES TRUST: SOCIAL AWARENESS STOCK
PORTFOLIO AND UTILITIES
                                   PORTFOLIO

                   SMITH BARNEY MUTUAL FUNDS MANAGEMENT
INC.

                               New York, New York

                            Independent Accountants ------
                           -------------------

                               KPMG PEAT MARWICK

                               New York, New York

                                   Custodian
                                   ----------

                                 PNC BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of Managed Assets Trust, High
Yield Bond Trust, Capital
Appreciation Fund, Cash Income Trust, The Travelers
Series Trust: U.S.
Government Securities Portfolio, Social Awareness Stock
Portfolio or Utilities
Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable
Annuity and Variable
Universal Life Insurance products offered by The
Travelers Insurance Company and
the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Printed in U.S.A. VG-181 (Semi)(8-97)